FIXED INCOME                                 DELAWARE
                                             INVESTMENTS(R)
                                             -----------------------------------
                                             A MEMBER OF LINCOLN FINANCIAL GROUP


PROSPECTUS  FEBRUARY 28, 2006
--------------------------------------------------------------------------------
            DELAWARE DIVERSIFIED INCOME FUND
            CLASS A    o    CLASS B    o    CLASS C    o    CLASS R

















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND PROFILE                                        PAGE  2
Delaware Diversified Income Fund                          2

HOW WE MANAGE THE FUND                              PAGE  5
Our investment strategies                                 5
The securities we typically invest in                     7
The risks of investing in the Fund                       11
Disclosure of portfolio holdings information             15

WHO MANAGES THE FUND                                PAGE 16
Investment manager                                       16
Portfolio managers                                       16
Who's who?                                               17

ABOUT YOUR ACCOUNT                                  PAGE 18
Investing in the Fund                                    18
   Choosing a share class                                18
   Dealer compensation                                   21
How to reduce your sales charge                          22
How to buy shares                                        26
Fair valuation                                           27
Retirement plans                                         27
How to redeem shares                                     28
Account minimums                                         29
Special services                                         30
Frequent trading of Fund shares                          32
Dividends, distributions and taxes                       33
Certain management considerations                        34
Manager of managers structure                            34

FINANCIAL HIGHLIGHTS                                PAGE 35

GLOSSARY                                            PAGE 40

ADDITIONAL INFORMATION                              PAGE 43

PROFILE: DELAWARE DIVERSIFIED INCOME FUND

WHAT IS THE FUND'S GOAL?
Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (the "80% policy"). We will determine how much of the Fund to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Fund's assets, as deemed necessary.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

The Fund's investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund's total assets.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected primarily by changes in bond prices and currency exchange rates. Investments in high-yield, high-risk or "junk" bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Fund. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower yielding securities. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers, and investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to the special risks associated with those activities.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 11.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND

o    Investors with long-term financial goals.

o Investors seeking an investment that offers professional allocation among key types of fixed-income securities.

o Investors seeking a fixed-income investment that offers potential for high current income and total return.

WHO SHOULD NOT INVEST IN THE FUND

o    Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE DIVERSIFIED INCOME FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past eight calendar years, as well as the average annual returns of the Class A, B, C and R shares for one-year, five-year and lifetime periods, as applicable. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Class A)*

   1998        1999       2000       2001       2002       2003       2004       2005
---------    --------   --------   --------   --------   --------   --------   --------
    10.28%       1.60%     13.12%      8.33%     11.03%     13.88%      9.60%    -0.73%

* On October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of the Diversified Core Fixed Income Portfolio of Delaware Pooled Trust (the "Predecessor Fund"), which had investment objectives and policies identical to those of the Fund. The Fund had no operations prior to October 28, 2002. Shareholders of the Predecessor Fund received Class A shares of the Fund in connection with this transaction. As a result of this transaction, Class A shares of the Fund assumed the performance history of the Predecessor Fund for periods prior to the closing date of the transaction. In accordance with current Securities and Exchange Commission requirements, the average annual total returns of the Fund for periods prior to October 28, 2002 have been restated to reflect the maximum sales charge applicable to Class A shares, but not to reflect the distribution and service (12b-1) fees and higher management and transfer agency fees borne by Class A shares of the Fund.

     Class A shares of the Fund currently bear the cost of distribution and service fees at the annual rate of up to 0.30% of the average daily net assets of the Class A shares. Shares of the Predecessor Fund were not subject to distribution and service fees. The Fund bears the expense of management fees at the maximum annual rate of 0.55% of the Fund's average daily net assets. The Predecessor Fund had a management fee at the annual rate of 0.43% of its average daily net assets. For transfer agency services, the Fund currently pays an annual dollar charge per account of $23.10. Additional information regarding this fee is set forth in the Statement of Additional Information (SAI). By contrast, the Predecessor Fund paid a fee at the annual rate of 0.01% of its average daily net assets for transfer agency services. If the current higher expenses of the Fund had been in effect for the Predecessor Fund, the total returns set forth in the bar chart and table above would have been lower for all periods.

     During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.62% for the quarter ended June 30, 2003 and its lowest quarterly return was -1.82% for the quarter ended June 30, 2004.

     The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below include the sales charge.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/05

                                                1 YEAR     5 YEARS    LIFETIME*
                                              ---------   ---------   ---------
Class A return before taxes                       (5.15)%      7.30%       7.63%
Class A return after taxes on distributions       (6.56)%      4.35%       4.64%
Class A return after taxes on distributions
 and sale of Fund shares                          (3.35)%      4.46%       4.68%
Class B (if redeemed) return before taxes**       (5.15)%       N/A        7.44%
Class C (if redeemed) return before taxes**       (2.31)%       N/A        7.80%
Class R (if redeemed) return before taxes**       (0.93)%       N/A        4.77%
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses,
 or taxes)                                         2.43%       5.87%       6.06%

     The Fund's returns above are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that, unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

     After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Lifetime returns are shown if the Fund or Class existed for less than 10 years. The inception dates for Class A Shares was December 29, 1997; for Class B and Class C shares was October 28, 2002; and for Class R shares was June 2, 2003. The Lehman Brothers Aggregate Bond Index lifetime return is for the period December 31, 1997 through December 31, 2005.
** Total returns assume redemption of shares at the end of period. If shares were not redeemed, the returns for Class B would be (1.34)% and 7.82% for the one-year and lifetime periods, respectively. Returns for Class C would be (1.36)% and 7.80% for the one-year and lifetime periods, respectively.

WHAT ARE THE FUND'S FEES AND EXPENSES?
SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS                                                A              B              C              R
----------------------------------------------    --------       --------       --------       --------
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price          4.50%          none           none           none

Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower        none(1)        4.00%(2)       1.00%(3)       none

Maximum sales charge (load) imposed on
 reinvested dividends                                 none           none           none           none

Redemption fees                                       none           none           none           none

Exchange fees                                         none           none           none           none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                       0.52%          0.52%          0.52%          0.52%

Distribution and service (12b-1) fees                 0.30%(4)       1.00%          1.00%          0.60%(4)

Other expenses                                        0.31%          0.31%          0.31%          0.31%

Total operating expenses                              1.13%          1.83%          1.83%          1.43%

Fee waivers and payments(5)                          (0.13)%        (0.08)%        (0.08)%        (0.18)%

Net expenses                                          1.00%          1.75%          1.75%          1.25%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(6)            A           B(7)           B(7)            C             C             R
                                          (if redeemed)                (if redeemed)
-------------   ----------   ----------   -------------   ----------   -------------   ----------
1 year          $      547   $      178   $         578   $      178   $         278   $      127

3 years         $      781   $      568   $         793   $      568   $         568   $      435

5 years         $    1,032   $      983   $       1,133   $      983   $         983   $      765

10 years        $    1,752   $    1,958   $       1,958   $    2,141   $       2,141   $    1,698

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The Fund's distributor has contracted to limit the Class A and Class R shares' 12b-1 fees through February 28, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through February 28, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund allocates its investment principally among the U.S. Investment Grade, U.S. High-Yield and International sectors. The relative proportion of the Fund's assets to be allocated among these sectors is described below.

o U.S. INVESTMENT GRADE SECTOR Under normal circumstances, there is no limit to the amount of the Fund's total assets that will be invested in the U.S. investment grade sector. In managing the Fund's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

     The investment grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

     Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

o U.S. HIGH-YIELD SECTOR Under normal circumstances, between 5% and 50% of the Fund's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

     The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical ratings organization. Unrated bonds may be more speculative in nature than rated bonds.

o INTERNATIONAL SECTOR Under normal circumstances, between 5% and 50% of the Fund's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

     The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

     The Fund will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. However, investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund's total assets. In addition, the Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies. Additionally, the Manager will limit non-U.S. dollar denominated securities to no more than 25% of net assets.

     The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

              SECURITIES                              HOW WE USE THEM
--------------------------------------    --------------------------------------
CORPORATE BONDS: Debt obligations         The Fund may invest in bonds rated in
issued by a corporation.                  one of the four highest rating
                                          categories for its U.S. Investment
                                          Grade Sector, and it may invest in
                                          bonds rated BB or lower by S&P or
                                          Fitch and Ba or lower by Moody's for
                                          its U.S. High-Yield Sector and
                                          International Sector.

HIGH-YIELD CORPORATE BONDS: Debt          Emphasis is typically on those rated
obligations issued by a corporation       BB or Ba by an NRSRO.
and rated lower than investment grade
by an NRSRO such as S&P or Moody's.       We carefully evaluate an individual
High-yield bonds, also known as "junk     company's financial situation, its
bonds," are issued by corporations        management, the prospects for its
that have lower credit quality and may    industry and the technical factors
have difficulty repaying principal        related to its bond offering. Our goal
and interest.                             is to identify those companies that we
                                          believe will be able to repay their
                                          debt obligations in spite of poor
                                          ratings. The Fund may invest in
                                          unrated bonds if we believe their
                                          credit quality is comparable to the
                                          rated bonds we are permitted to invest
                                          in. Unrated bonds may be more
                                          speculative in nature than rated
                                          bonds.

MORTGAGE-BACKED SECURITIES:               The Fund may invest in mortgage-backed
Fixed-income securities that represent    securities issued or guaranteed by the
pools of mortgages, with investors        U.S. government, its agencies or
receiving principal and interest          instrumentalities or by government
payments as the underlying mortgage       sponsored corporations.
loans are paid back. Many are issued
and guaranteed against default by the
U.S. government or its agencies or
instrumentalities, such as the Federal
Home Loan Mortgage Corporation, Fannie
Mae and the Government National
Mortgage Association. Others are
issued by private financial
institutions, with some fully
collateralized by certificates issued
or guaranteed by the government or its
agencies or instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS       The Fund may invest in CMOs and
(CMOS) AND REAL ESTATE MORTGAGE           REMICs. Certain CMOs and REMICs may
INVESTMENT CONDUITS (REMICs): CMOs are    have variable or floating interest
privately issued mortgage-backed bonds    rates and others may be stripped.
whose underlying value is the             Stripped mortgage securities are
mortgages that are collected into         generally considered illiquid and to
different pools according to their        such extent, together with any other
maturity. They are issued by U.S.         illiquid investments, will not exceed
government agencies and private           the Fund's limit on illiquid
issuers. REMICs are privately issued      securities. In addition, subject to
mortgage-backed bonds whose underlying    certain quality and collateral
value is a fixed pool of mortgages        limitations, the Fund may invest up to
secured by an interest in real            20% of its total assets in CMOs and
property. Like CMOs, REMICs offer         REMICs issued by private entities
different pools.                          which are not collateralized by
                                          securities issued or guaranteed by the
                                          U.S. government, its agencies or
                                          instrumentalities, so called
                                          non-agency mortgage-backed securities.

ASSET-BACKED SECURITIES: Bonds or         The Fund may invest in asset-backed
notes backed by accounts receivable,      securities rated in one of the four
including home equity, automobile         highest rating categories by an NRSRO.
or credit loans.

              SECURITIES                              HOW WE USE THEM
--------------------------------------    --------------------------------------
U.S. GOVERNMENT SECURITIES: U.S.          The Fund may invest in U.S. government
Treasury securities are backed by the     securities for temporary purposes or
"full faith and credit" of the United     otherwise, as is consistent with its
States. Securities issued or              investment objective and policies.
guaranteed by federal agencies and        These securities are issued or
U.S. government sponsored                 guaranteed as to the payment of
instrumentalities may or may not be       principal and interest by the U.S.
backed by the "full faith and credit"     government, or by various agencies or
of the United States. In the case of      instrumentalities which have been
securities not backed by the "full        established or sponsored by the U.S.
faith and credit" of the United           government.
States, investors in such securities
look principally to the agency or
instrumentality issuing or
guaranteeing the obligation for
ultimate repayment.

FOREIGN GOVERNMENT SECURITIES: Debt       The fixed-income securities in which
issued by a government other than the     the Fund may invest include those
United States or by an agency,            issued by foreign governments.
instrumentality or political
subdivision of such government.

REPURCHASE AGREEMENTS: An agreement       Typically, we use repurchase
between a buyer of securities, such as    agreements as a short-term investment
the Fund, and a seller of securities,     for the Fund's cash position or for
in which the seller agrees to buy the     temporary defensive purposes. In order
securities back within a specified        to enter into these repurchase
time at the same price the buyer paid     agreements, the Fund must have
for them, plus an amount equal to an      collateral of at least 102% of the
agreed upon interest rate. Repurchase     repurchase price. The Fund will only
agreements are often viewed as            enter into repurchase agreements in
equivalent to cash.                       which the collateral is comprised of
                                          U.S. government securities.

RESTRICTED SECURITIES: Privately          We may invest in privately placed
placed securities whose resale is         securities, including those that are
restricted under U.S. securities laws.    eligible for resale only among certain
                                          institutional buyers without
                                          registration, commonly known as "Rule
                                          144A Securities." Restricted
                                          securities that are determined to be
                                          illiquid may not exceed the Fund's 15%
                                          limit on illiquid securities, which is
                                          described below.

ILLIQUID SECURITIES: Securities that      We may invest up to 15% of the Fund's
do not have a ready market, and cannot    net assets in illiquid securities.
be easily sold within seven days at
approximately the price at which a
fund has valued them. Illiquid
securities include repurchase
agreements maturing in more than seven
days.

SHORT-TERM DEBT INVESTMENTS: These        The Fund may invest in these
instruments include (1) time deposits,    instruments either as a means to
certificates of deposit and bankers       achieve its investment objective or,
acceptances issued by a U.S.              more commonly, as temporary defensive
commercial bank; (2) commercial paper     investments or pending investment in
of the highest quality rating; (3)        the Fund's principal investment
short-term debt obligations with the      securities. When investing all or a
highest quality rating; (4) U.S.          significant portion of its assets in
government securities; and (5)            these instruments, the Fund may not be
repurchase agreements collateralized      able to achieve its investment
by those instruments.                     objective.

TIME DEPOSITS: Time deposits are          Time deposits maturing in more than
non-negotiable deposits maintained in     seven days will not be purchased by
a banking institution for a specified     the Fund, and time deposits maturing
period of time at a stated interest       from two business days through seven
rate.                                     calendar days will not exceed 15% of
                                          the total assets of the Fund.

              SECURITIES                              HOW WE USE THEM
--------------------------------------    --------------------------------------
ZERO COUPON AND PAY-IN-KIND BONDS:        The Fund may purchase fixed-income
Zero coupon bonds are debt obligations    securities, including zero coupon
which do not entitle the holder to any    bonds and PIK bonds, consistent with
periodic payments of interest prior to    its investment objective.
maturity or a specified date when the
securities begin paying current
interest, and therefore are issued and
traded at a discount from their face
amounts or par value. Pay-in-kind
("PIK") bonds pay interest through the
issuance to holders of additional
securities.

AMERICAN DEPOSITARY RECEIPTS (ADRs),      The Fund may invest in sponsored and
EUROPEAN DEPOSITARY RECEIPTS (EDRs),      unsponsored ADRs. Such ADRs that the
AND GLOBAL DEPOSITARY RECEIPTS (GDRs):    Fund may invest in will be those that
ADRs are receipts issued by a U.S.        are actively traded in the United
depositary (usually a U.S. bank) and      States.
EDRs and GDRs are receipts issued by a
depositary outside of the U.S.            In conjunction with its investments in
(usually a non-U.S. bank or trust         foreign securities, the Fund may also
company or a foreign branch of a U.S.     invest in sponsored and unsponsored
bank). Depositary receipts represent      EDRs and GDRs.
an ownership interest in an underlying
security that is held by the
depositary. Generally, the underlying
security represented by an ADR is
issued by a foreign issuer and the
underlying security represented by an
EDR or GDR may be issued by a foreign
or U.S. issuer. Sponsored depositary
receipts are issued jointly by the
issuer of the underlying security and
the depositary, and unsponsored
depositary receipts are issued by the
depositary without the participation
of the issuer of the underlying
security. Generally, the holder of the
depositary receipt is entitled to all
payments of interest, dividends or
capital gains that are made on the
underlying security.

FUTURES AND OPTIONS: A futures            The Fund may invest in futures,
contract is a bilateral agreement         options and closing transactions
providing for the purchase and sale of    related thereto. These activities will
a specified type and amount of a          be entered into for hedging purposes
financial instrument, or for the          and to facilitate the ability to
making and acceptance of a cash           quickly deploy into the market the
settlement, at a stated time in the       Fund's cash, short-term debt
future for a fixed price. A call          securities and other money market
option is a short-term contract           instruments at times when the Fund's
pursuant to which the purchaser of the    assets are not fully invested. The
call option, in return for the premium    Fund may only enter into these
paid, has the right to buy, and the       transactions for hedging purposes if
seller of the call option has the         it is consistent with its respective
obligation to sell, the security or       investment objective and policies. The
other financial instrument underlying     Fund may not engage in such
the option at a specified exercise        transactions to the extent that
price at any time during the term of      obligations resulting from these
the option. A put option is a similar     activities, in the aggregate, exceed
contract in which the purchaser of the    25% of the Fund's assets. In addition,
put option, in return for a premium,      the Fund may enter into futures
has the right to sell, and the seller     contracts, purchase or sell options on
of the put option has the obligation      futures contracts, and trade in
to buy, the underlying security or        options on foreign currencies, and may
other financial instrument at a           enter into closing transactions with
specified price during the term of the    respect to such activities to hedge or
option.                                   "cross hedge" the currency risks
                                          associated with its investments.
                                          Generally, futures contracts on
                                          foreign currencies operate similarly
                                          to futures contracts concerning
                                          securities, and options on foreign
                                          currencies operate similarly to
                                          options on securities. See also
                                          "Foreign Currency Transactions" below.
                                          To the extent that the Fund sells or
                                          "writes" put and call options, it will
                                          designate assets sufficient to "cover"
                                          these obligations and mark them to
                                          market daily.

              SECURITIES                              HOW WE USE THEM
--------------------------------------    --------------------------------------
FOREIGN CURRENCY TRANSACTIONS: A          Although the Fund values its assets
forward foreign currency exchange         daily in terms of U.S. dollars, it
contract involves an obligation to        does not intend to convert its
purchase or sell a specific currency      holdings of foreign currencies into
on a fixed future date at a price that    U.S. dollars on a daily basis. The
is set at the time of the contract.       Fund may, however, from time to time,
The future date may be any number of      purchase or sell foreign currencies
days from the date of the contract as     and/or engage in forward foreign
agreed by the parties involved.           currency transactions in order to
                                          expedite settlement of Fund
                                          transactions and to minimize currency
                                          value fluctuations.

INTEREST RATE SWAP, INDEX SWAP AND        We may use interest rate swaps to
CREDIT DEFAULT SWAP AGREEMENTS: In an     adjust the Fund's sensitivity to
interest rate swap, a fund receives       interest rates or to hedge against
payments from another party based on a    changes in interest rates. Index swaps
variable or floating interest rate, in    may be used to gain exposure to
return for making payments based on a     markets that the Fund invests in, such
fixed interest rate. An interest rate     as the corporate bond market. We may
swap can also work in reverse with a      also use index swaps as a substitute
fund receiving payments based on a        for futures or options contracts if
fixed interest rate and making            such contracts are not directly
payments based on a variable or           available to the Fund on favorable
floating interest rate. In an index       terms. We may enter into credit
swap, a fund receives gains or incurs     default swaps in order to hedge
losses based on the total return of a     against a credit event, to enhance
specified index, in exchange for          total return or to gain exposure to
making interest payments to another       certain securities or markets.
party. An index swap can also work in
reverse with a fund receiving interest
payments from another party in
exchange for movements in the total
return of a specified index. In a
credit default swap, a fund may
transfer the financial risk of a
credit event occurring (a bond
default, bankruptcy, restructuring,
etc.) on a particular security or
basket of securities to another party
by paying that party a periodic
premium; likewise, a fund may assume
the financial risk of a credit event
occurring on a particular security or
basket of securities in exchange for
receiving premium payments from
another party. Interest rate swaps,
index swaps and credit default swaps
may be considered to
be illiquid.

The Fund may also invest in other securities. Please see the SAI for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 200%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. The turnover rate may also be affected by cash requirements from redemptions and purchases of fund shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may invest up to 100% of the Fund's assets in money market instruments when the manager determines that market conditions warrant. We may also hold a portion of the Fund's assets in cash for liquidity purposes. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

                 RISKS                         HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
MARKET RISK is the risk that all or a     We maintain a long-term investment
majority of the securities in a           approach and focus on securities we
certain market--like the stock or bond    believe can continue to provide
market--will decline in value because     returns over an extended time frame
of economic conditions, future            regardless of these interim market
expectations or investor confidence.      fluctuations. Generally, we do not try
                                          to predict overall market movements.
Index swaps are subject to the same
market risks as the investment market     In evaluating the use of an index swap
or sector that the index represents.      for the Fund, we carefully consider
Depending on the actual movements of      how market changes could affect the
the index and how well the portfolio      swap and how that compares to our
manager forecasts those movements, a      investing directly in the market the
fund could experience a higher or         swap is intended to represent. When
lower return than anticipated.            selecting dealers with whom we would
                                          make interest rate or index swap
                                          agreements for the Fund, we focus on
                                          those dealers with high quality
                                          ratings and do careful credit analysis
                                          before engaging in the transaction.

INTEREST RATE RISK is the risk that       We limit the amount of the Fund's
securities, particularly bonds with       assets invested in any one industry
longer maturities, will decrease in       and in any individual security.
value if interest rates rise and
increase in value if interest rates       The Fund is subject to various
fall. Investments in equity securities    interest rate risks depending upon its
issued by small and medium sized          investment objectives and policies. We
companies, which often borrow money to    cannot eliminate this risk, but we do
finance operations, may also be           try to address it by monitoring
adversely affected by rising interest     economic conditions, especially
rates.                                    interest rate trends and their
                                          potential impact on the Fund. The Fund
Swaps may be particularly sensitive to    does not try to increase returns on
interest rate changes. Depending on       its investments in debt securities by
the actual movements of interest rates    predicting and aggressively
and how well the portfolio manager        capitalizing on interest rate
anticipates them, a portfolio could       movements.
experience a higher or lower return
than anticipated. For example, if a       By investing in swaps, the Fund is
portfolio holds interest rate swaps       subject to additional interest rate
and is required to make payments based    risk. The Fund will not invest in
on variable interest rates, it will       interest rate or index swaps with
have to make increased payments if        maturities of more than two years.
interest rates rise, which will not       Each business day we will calculate
necessarily be offset by the              the amount the Fund must pay for any
fixed-rate payments it is entitled to     swaps it holds and will designate
receive under the swap agreement.         enough cash or other liquid securities
                                          to cover that amount.

                 RISKS                         HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
CREDIT RISK is the possibility that a     Our careful, credit-oriented bond
bond's issuer (or an entity that          selection and our commitment to hold a
insures the bond) will be unable to       diversified selection of high-yield
make timely payments of interest and      bonds are designed to manage this
principal.                                risk.

Investing in so-called "junk" or          It is likely that protracted periods
"high-yield" bonds entails the risk of    of economic uncertainty would cause
principal loss, which may be greater      increased volatility in the market
than the risk involved in investment      prices of high-yield bonds, an
grade bonds. High-yield bonds are         increase in the number of high-yield
sometimes issued by companies whose       bond defaults and corresponding
earnings at the time the bond is          volatility in the Fund's net asset
issued are less than the projected        value.
debt payments on the bonds.
                                          Our holdings of high-quality
A protracted economic downturn may        investment grade bonds are less
severely disrupt the market for           subject to credit risk and may help to
high-yield bonds, adversely affect the    balance any credit problems
value of outstanding bonds and            experienced by individual high-yield
adversely affect the ability of           bond issuers or foreign issuers.
high-yield issuers to repay principal
and interest.                             When selecting dealers with whom we
                                          would make interest rate or index swap
                                          agreements, we focus on those with
                                          high quality ratings and do careful
                                          credit analysis before investing.

FOREIGN RISK is the risk that foreign     We attempt to reduce the risks
securities may be adversely affected      presented by such investments by
by political instability, changes in      conducting world-wide fundamental
currency exchange rates, foreign          research, including country visits. In
economic conditions or inadequate         addition, we monitor current economic
regulatory and accounting standards.      and market conditions and trends, the
                                          political and regulatory environment
                                          and the value of currencies in
                                          different countries in an effort to
                                          identify the most attractive countries
                                          and securities. Additionally, when
                                          currencies appear significantly
                                          overvalued compared to average real
                                          exchange rates, the Fund may hedge
                                          exposure to those currencies for
                                          defensive purposes.

CURRENCY RISK is the risk that the        The Fund, which has exposure to global
value of an investment may be             and international investments, may be
negatively affected by changes in         affected by changes in currency rates
foreign currency exchange rates.          and exchange control regulations and
Adverse changes in exchange rates may     may incur costs in connection with
reduce or eliminate any gains produced    conversions between currencies. To
by investments that are denominated in    hedge this currency risk associated
foreign currencies and may increase       with investments in non-U.S. dollar
losses.                                   denominated securities, the Fund may
                                          invest in forward foreign currency
                                          contracts. These activities pose
                                          special risks which do not typically
                                          arise in connection with investments
                                          in U.S. securities. In addition, the
                                          Fund may engage in foreign currency
                                          options and futures transactions.

EMERGING MARKETS risk is the              We may invest a portion of the Fund's
possibility that the risks associated     assets in securities of issuers
with international investing will be      located in emerging markets. We cannot
greater in emerging markets than in       eliminate these risks but will attempt
more developed foreign markets            to reduce these risks through
because, among other things, emerging     portfolio diversification, credit
markets may have less stable political    analysis and attention to trends in
and economic environments. In             the economy, industries and financial
addition, in many emerging markets        markets and other relevant factors.
there is substantially less publicly      The Fund's investments in emerging
available information about issuers       markets will, in the aggregate, be
and the information that is available     limited to no more than 15% of the
tends to be of a lesser quality.          Fund's total assets.
Economic markets and structures tend
to be less mature and diverse and the
securities markets, which are subject
to less government regulation or
supervision, may also be smaller, less
liquid and subject to greater price
volatility.

                 RISKS                         HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
LOWER RATED FIXED-INCOME SECURITIES       We limit investments in high-risk,
(high-yield, high-risk securities),       high-yield fixed-income securities. We
while generally having higher yields,     also attempt to reduce the risk
are subject to reduced                    associated with investment in
creditworthiness of issuers, increased    high-yield debt securities through
risks of default and a more limited       portfolio diversification, credit
and less liquid secondary market than     analysis, attention to trends in the
higher rated securities. These            economy, industries and financial
securities are subject to greater         markets, and complying with the limits
price volatility and risk of loss of      on the exposure to this asset class
income and principal than are higher      described in this Prospectus.
rated securities. Lower rated and
unrated fixed-income securities tend
to reflect short-term corporate and
market developments to a greater
extent than higher rated fixed-income
securities, which react primarily to
fluctuations in the general level of
interest rates. Fixed-income
securities of this type are considered
to be of poor standing and primarily
speculative. Such securities are
subject to a substantial degree of
credit risk.

LIQUIDITY RISK is the possibility that    We limit exposure to illiquid
securities cannot be readily sold         securities to no more than 15% of the
within seven days at approximately the    Fund's net assets.
price that a fund has valued them.
                                          Swap agreements entered into by the
The high-yield secondary market is        Fund will be treated as illiquid
particularly susceptible to liquidity     securities. However, swap dealers may
problems when institutional investors,    be willing to repurchase interest rate
such as mutual funds and certain other    swaps.
financial institutions, temporarily
stop buying bonds for regulatory,
financial or other reasons.

FUTURES CONTRACTS, OPTIONS ON FUTURES     We may use certain options strategies
CONTRACTS, FORWARD CONTRACTS, AND         or may use futures contracts and
CERTAIN OPTIONS used as investments       options on futures contracts. We will
for hedging and other non-speculative     not enter into futures contracts and
purposes involve certain risks. For       options thereon to the extent that
example, a lack of correlation between    more than 5% of the Fund's total
price changes of an option or futures     assets are required as futures
contract and the assets being hedged      contract margin deposits and premiums
could render a fund's hedging strategy    on options and only to the extent that
unsuccessful and could result in          obligations under such futures
losses. The same results could occur      contracts and options thereon would
if movements of foreign currencies do     not exceed 20% of the Fund's total
not correlate as expected by the          assets.
investment advisor at a time when a
fund is using a hedging instrument        We may also use options and futures to
denominated in one foreign currency to    gain exposure to a particular market
protect the value of a security           segment without purchasing individual
denominated in a second foreign           securities in the segment.
currency against changes caused by
fluctuations in the exchange rate for     See also "Foreign Risk" and "Currency
the dollar and the second currency. If    Risk" above.
the direction of securities prices,
interest rates or foreign currency
prices is incorrectly predicted, the
fund will be in a worse position than
if such transactions had not been
entered into. In addition, since there
can be no assurance that a liquid
secondary market will exist for any
contract purchased or sold, a fund may
be required to maintain a position
(and in the case of written options
may be required to continue to hold
the securities used as cover) until
exercise or expiration, which could
result in losses. Further, options and
futures contracts on foreign
currencies, and forward contracts,
entail particular risks related to
conditions affecting the underlying
currency. Over-the-counter
transactions in options and forward
contracts also involve risks arising
from the lack of an organized exchange
trading environment.

                 RISKS                         HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
ZERO COUPON AND PAY-IN-KIND BONDS are     We may invest in zero coupon and
generally considered to be more           pay-in-kind bonds to the extent
interest sensitive than income-bearing    consistent with the Fund's investment
bonds, to be more speculative than        objective. We cannot eliminate the
interest-bearing bonds, and to have       risks of zero coupon bonds, but we do
certain tax consequences which could,     try to address them by monitoring
under certain circumstances, be           economic conditions, especially
adverse to the Fund. For example, the     interest rate trends and their
Fund accrues, and is required to          potential impact on the Fund.
distribute to shareholders, income on
its zero coupon bonds. However, the
Fund may not receive the cash
associated with this income until the
bonds are sold or mature. If the Fund
does not have sufficient cash to make
the required distribution of accrued
income, the Fund could be required to
sell other securities in its portfolio
or to borrow to generate the cash
required.

PORTFOLIO TURNOVER RATES reflect the      The Fund will normally experience an
amount of securities that are replaced    annual portfolio turnover rate
from the beginning of the year to the     exceeding 200%.
end of the year by the Fund. The
higher the amount of portfolio
activity, the higher the brokerage
costs and other transaction costs of
the Fund are likely to be. The amount
of portfolio activity will also affect
the amount of taxes payable by the
Fund's shareholders that are subject
to federal income tax, as well as the
character (ordinary income vs. capital
gains) of such tax obligations.

PREPAYMENT RISK is the risk that          We may invest in mortgage-backed
homeowners will prepay mortgages          securities, CMOs and REMICs. We take
during periods of low interest rates,     into consideration the likelihood of
forcing an investor to reinvest money     prepayment when mortgages are
at interest rates that might be lower     selected. We may look for mortgage
than those on the prepaid mortgage.       securities that have characteristics
                                          that make them less likely to be
                                          prepaid, such as low outstanding loan
                                          balances or below-market interest
                                          rates.

TRANSACTION COSTS RISK is the risk        The Fund is subject to transaction
that the cost of buying, selling and      costs risk to the extent that its
holding foreign securities, including     respective objective and policies
brokerage, tax and custody costs, may     permit it to invest, and it actually
be higher than those involved in          does invest, in foreign securities. We
domestic transactions.                    strive to monitor transaction costs
                                          and to choose an efficient trading
                                          strategy for the Fund.

FOREIGN GOVERNMENT SECURITIES RISKS       We attempt to reduce the risks
involve the ability of a foreign          associated with investing in foreign
government or government-related          governments by limiting the portion of
issuer to make timely principal and       portfolio assets that may be invested
interest payments on its external debt    in such securities.
obligations. This ability to make
payments will be strongly influenced
by the issuer's balance of payments,
including export performance, its
access to international credits and
investments, fluctuations in interest
rates and the extent of its foreign
reserves.

                 RISKS                         HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
VALUATION RISK: A less liquid             We will strive to manage this risk by
secondary market, as described above,     carefully evaluating individual bonds
makes it more difficult for the Fund      and by limiting the amount of the
to obtain precise valuations of the       Fund's assets that can be allocated to
high-yield securities in its              privately placed high-yield
portfolio. During periods of reduced      securities.
liquidity, judgment plays a greater
role in valuing high-yield securities.

LEGISLATIVE AND REGULATORY RISK: The      We monitor the status of regulatory
United States Congress has from time      and legislative proposals to evaluate
to time taken or considered               any possible effects they might have
legislative actions that could            on the Fund's portfolio.
adversely affect the high-yield bond
market. For example, Congressional
legislation has, with some exceptions,
generally prohibited federally insured
savings and loan institutions from
investing in high-yield securities.
Regulatory actions have also affected
the high-yield market. Similar actions
in the future could reduce liquidity
for high-yield securities, reduce the
number of new high-yield securities
being issued and could make it more
difficult for the Fund to attain its
investment objective.

DERIVATIVES RISK is the possibility       We will use derivatives for defensive
that a fund may experience a              purposes, such as to protect gains or
significant loss if it employs a          hedge against potential losses in the
derivatives strategy (including a         portfolio without actually selling a
strategy involving swaps such as          security, to neutralize the impact of
interest rate swaps, index swaps and      interest rate changes, to affect
credit default swaps) related to a        diversification or to earn additional
security or a securities index and        income. We will not use derivatives
that security or index moves in the       for reasons inconsistent with our
opposite direction from what the          investment objective.
portfolio manager had anticipated.
Another risk of derivative
transactions is the creditworthiness
of the counterparty because the
transaction depends on the willingness
and ability of the counterparty to
fulfill its contractual obligations.
Derivatives also involve additional
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
Effective September 1, 2004, the Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.44% of the Fund's average daily net assets for the last fiscal year, after giving effect to waivers by the manager.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005.

PORTFOLIO MANAGERS
Timothy L. Rabe, Paul Grillo and Philip R. Perkins have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Messrs. Rabe, Grillo and Perkins regularly consult with Ryan K. Brist and Stephen R. Cianci.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as Mortgage Strategist and Portfolio Manager at Chemical Investment Group and as Financial Analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

PHILIP R. PERKINS, Senior Vice President/Senior Portfolio Manager, holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a registered broker dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

RYAN K. BRIST, Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a CFA Charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware
Investments'(R) Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

The SAI for the Fund provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments(R) funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                BOARD OF TRUSTEES

    INVESTMENT MANAGER                                                                         CUSTODIAN
Delaware Management Company                         THE FUND                              JPMorgan Chase Bank
    2005 Market Street                                                                 4 Chase Metrotech Center
Philadelphia, PA 19103-7094               DISTRIBUTOR                                     Brooklyn, NY 11245
                                  Delaware Distributors, L.P.
    PORTFOLIO MANAGERS                2005 Market Street                     SERVICE AGENT
 (see page 16 for details)        Philadelphia, PA 19103-7094        Delaware Service Company, Inc.
                                                                           2005 Market Street
                               FINANCIAL INTERMEDIARY WHOLESALER       Philadelphia, PA 19103-7094
                             Lincoln Financial Distributors, Inc.
                                      2001 Market Street
                                  Philadelphia, PA 19103-7055

                                               FINANCIAL ADVISORS

                                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A

o Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently, waived not to exceed 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares. See "Dealer compensation" below for further information.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

CLASS A SALES CHARGES
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage of sales charge as a percentage of the amount invested will vary depending on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering may be greater or lesser than the percentage shown.

                                           SALES CHARGE AS %                SALES CHARGE AS %
      AMOUNT OF PURCHASE                  OF OFFERING PRICE              OF NET AMOUNT INVESTED
---------------------------------   ------------------------------   ------------------------------
       Less than $100,000                        4.50%                            5.13%

$100,000 but less than $250,000                  3.50%                            4.00%

$250,000 but less than $500,000                  2.50%                            3.00%

$500,000 but less than $1 million                2.00%                            2.44%

      $1 million or more            None (Limited CDSC may apply)*   None (Limited CDSC may apply)*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

o In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges -- Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently, waived not to exceed 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges -- Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently, waived not to exceed 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers from plans that were previously maintained on Delaware's retirement record keeping system or maintained on BISYS's retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES - CLASS B AND CLASS C Contingent deferred sales charges are charged as a percentage of the dollar amount subject to the contingent deferred sales charge. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No contingent deferred sales charge will be imposed on increases in net asset value above the initial purchase price, nor will a contingent deferred sales charge be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B shares or Class C shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments(R) fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION

Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                       CLASS A(1)   CLASS B(2)   CLASS C(3)   CLASS R(4)
                                       ----------   ----------   ----------   ----------
COMMISSION (%)                                  -         4.00%        1.00%           -

Investment less than $50,000                 4.00%           -            -            -

$50,000 but less than $100,000               4.00%           -            -            -

$100,000 but less than $250,000              3.00%           -            -            -

$250,000 but less than $500,000              2.00%           -            -            -

$500,000 but less than $1,000,000            1.60%           -            -            -

$1,000,000 but less than $5,000,000          1.00%           -            -            -

$5,000,000 but less than $25,000,000         0.50%           -            -            -

$25,000,000 or more                          0.25%           -            -            -

12B-1 FEE TO DEALER                          0.30%        0.25%        1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares. However the Distributor has contracted to limit this amount to 0.25% through February 28, 2007.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through February 28, 2007. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments(R) Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the name of qualifying family members and their holdings. Class R shares have no up-front sales charge. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced initial sales charge.

                                                                        SHARE CLASS
                                                  -----------------------------------------------------------
      PROGRAM                  HOW IT WORKS               A                  B                    C
------------------------  ----------------------  -----------------  -----------------  ---------------------
Letter of Intent          Through a Letter of             X          Although the Letter of Intent and Rights
                          Intent you agree to                        of Accumulation do not apply to the
                          invest a certain                           purchase of Class B and Class C shares,
                          amount in Delaware                         you can combine your purchase of Class A
                          Investments(R)Funds                        shares with your purchase of Class B and
                          (except money market                       Class C shares to fulfill your Letter of
                          funds with no sales                        Intent or qualify for Rights of
                          charge) over a                             Accumulation.
                          13-month period to
                          qualify for reduced
                          front-end sales
                          charges.

Rights of Accumulation    You can combine your            X
                          holdings or purchases
                          of all funds in the
                          Delaware
                          Investments(R) family
                          (except money market
                          funds with no sales
                          charge) as well as the
                          holdings and purchases
                          of your spouse and
                          children under 21 to
                          qualify for reduced
                          front-end sales
                          charges.

Reinvestment of           Up to 12 months after   For Class A, you   For Class B, your  Not available.
Redeemed Shares           you redeem shares, you  will not have to   account will be
                          can reinvest the        pay an additional  credited with the
                          proceeds without        front-end sales    contingent
                          paying a sales charge,  charge.            deferred
                          as noted to the right.                     sales charge you
                                                                     previously paid
                                                                     on the amount you
                                                                     are reinvesting.
                                                                     Your schedule
                                                                     for contingent
                                                                     deferred sales
                                                                     charges and
                                                                     conversion to
                                                                     Class A will not
                                                                     start over again,
                                                                     it will pick up
                                                                     from the point
                                                                     at which you
                                                                     redeemed your
                                                                     shares.

SIMPLE IRA, SEP IRA,      These investment plans          X          There is no reduction in sales charges
SAR/SEP, Profit           may qualify for                            for Class B or Class C shares for group
Sharing, Pension,         reduced sales charges                      purchases by retirement plans.
401(k), SIMPLE 401(k),    by combining the
403(b)(7), and 457        purchases of all
Retirement Plans          members of the group.
                          Members of these
                          groups may also
                          qualify to purchase
                          shares without a
                          front-end sales charge
                          and may qualify for a
                          waiver of any
                          contingent deferred
                          sales charges on Class
                          A shares.

BUYING CLASS A SHARES AT NET ASSET VALUE
Class A shares of a Fund may be purchased at net asset value under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

o Shares purchased under the Delaware Investments(R) Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

o Purchases by (i) current and former officers, Trustees/Directors and employees of any fund in the Delaware Investments(R) family, the Manager or any of the Manager's current affiliates and those that may in the future be created; (ii) legal counsel to the funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments(R) family may exchange into Class A shares of another Fund at net asset value.

o Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments(R) family.

o Purchases by certain officers, trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such brokers, dealers or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

o Purchases by financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund.

o Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

o Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

o Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

                                                   SHARE CLASS
                                     -------------------------------------------
             CATEGORY                    A*             B               C
----------------------------------   ----------   -------------   --------------
Redemptions in accordance with a                        X               X
Systematic Withdrawal Plan,
provided the annual amount
selected to be withdrawn under the
Plan does not exceed 12% of the
value of the account on the date
that the Systematic Withdrawal
Plan was established or modified.

Redemptions that result from the                        X               X
Fund's right to liquidate a
shareholder's account if the
aggregate net asset value of the
shares held in the account is less
than the then-effective minimum
account size.

Distributions to participants or                  Not available   Not available
beneficiaries from a retirement
plan qualified under section
401(a) of the Internal Revenue
Code of 1986, as amended (the
"Code").

Redemptions pursuant to the               X       Not available   Not available
direction of a participant or
beneficiary of a retirement plan
qualified under section 401(a) of
the Code with respect to that
retirement plan.

Periodic distributions from an                                          X
individual retirement account
(i.e., IRA, ROTH IRA, EDUCATION OR
COVERDELL IRA, SIMPLE IRA, SAR/SEP
or SEP/IRA) or a qualified plan**
(403(b)(7) plan, 457 Deferred
Compensation Plan, Profit Sharing
Plan, Money Purchase Plan or
401(k) Defined Contribution Plan)
not subject to a penalty under
Section 72(t)(2)(A) of the
Internal Revenue Code ("IRC") or a
hardship or unforeseen emergency
provision in the qualified plan as
described in Tres. Reg.
ss.1.401(k)-1(d)(2) and Section
457(d)(3) of the IRC.

Returns of Excess Contributions           X             X               X
due to any regulatory limit from
an individual retirement account
(i.e., IRA, ROTH IRA, EDUCATION OR
COVERDELL IRA, SIMPLE IRA, SAR/SEP
or SEP/IRA) or a qualified plan
(403(b)(7) plan, 457 Deferred
Compensation Plan, Profit Sharing
Plan, Money Purchase Plan or
401(k) Defined Contribution Plan).

Distributions by other employee                   Not available   Not available
benefit plans to pay benefits.

Systematic withdrawals from a                           X               X
retirement account or qualified
plan that are not subject to a
penalty pursuant to Section
72(t)(2)(A) of the IRC or a
hardship or unforeseen emergency
provision in the qualified plan**
as described in Tres. Reg.
ss.1.401(k)-1(d)(2) and Section
457(d)(3) of the IRC. The
systematic withdrawal may be
pursuant to Delaware Investments
funds' Systematic Withdrawal Plan
or a systematic withdrawal
permitted by the IRC.

Distributions from an account of a                      X               X
redemption resulting from the
death or disability (as defined in
Section 72(t)(2)(A) of the IRC) of
a registered owner or a registered
joint owner occurring after the
purchase of the shares being
redeemed. In the case of accounts
established under the Uniform
Gifts to Minors or Uniform
Transfers to Minors Act or trust
accounts, the waiver applies upon
the death of all beneficial
owners.

                                                   SHARE CLASS
                                     -------------------------------------------
             CATEGORY                    A*             B               C
----------------------------------   ----------   -------------   --------------
Redemptions by certain legacy                     Not available         X
retirement assets that meet the
requirements set forth in the SAI.

Redemptions by the classes of             X       Not available         X
shareholders who are permitted to
purchase shares at net asset
value, regardless of the size of
the purchase. See "Buying Class A
shares at Net Asset Value" above.

* The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.
** Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable contingent deferred sales charge or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investments family's Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more Delaware Investments(R) Funds for shares of other Delaware Investments(R) Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum purchase is $250, and you can make additional investments of only $25 if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price which is based on the Fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

If you have an account in the same Delaware Investments(R) Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments, such as Social Security, or direct transfers from your bank account.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments(R) internet Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments(R) Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments(R) family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments(R) Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLineSM On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited contingent deferred sales charge for Class A Shares and the contingent deferred sales charge for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments(R) family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the Fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Fund may accept investments from funds of funds, including those within the Delaware Investments(R) family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                      CLASS A
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YEAR
                                                                                                                       ENDED
                                                                                                                       10/31
DELAWARE DIVERSIFIED INCOME FUND                                     2005         2004         2003     2002(3)*        2001*
------------------------------------------------------------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    8.930   $    8.590   $    8.960   $    9.440   $    8.600

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                            0.328        0.377        0.374        0.444        0.541

Net realized and unrealized gain (loss) on investments
 and foreign currencies                                            (0.229)       0.450        0.804       (0.001)       0.685
                                                               ----------   ----------   ----------   ----------   ----------

Total from investment operations                                    0.099        0.827        1.178        0.443        1.226
                                                               ----------   ----------   ----------   ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                              (0.389)      (0.434)      (1.274)      (0.477)      (0.361)

Net realized gain on investments                                   (0.092)      (0.053)      (0.274)      (0.446)      (0.025)

Return of capital                                                  (0.008)           -            -            -            -
                                                               ----------   ----------   ----------   ----------   ----------

Total dividends and distributions                                  (0.489)      (0.487)      (1.548)      (0.923)      (0.386)
                                                               ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                                 $    8.540   $    8.930   $    8.590   $    8.960   $    9.440
                                                               ==========   ==========   ==========   ==========   ==========

TOTAL RETURN(2)                                                      1.04%        9.92%       14.80%        5.39%       14.78%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                        $  708,433   $  294,033   $   83,100   $    4,391   $    8,672

Ratio of expenses to average net assets                              1.00%        1.02%        1.00%        0.58%        0.55%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                             1.14%        1.19%        1.60%        1.11%        0.62%

Ratio of net investment income to average net assets                 3.72%        4.33%        4.51%        5.09%        6.05%

Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly                  3.58%        4.16%        3.91%        4.56%        5.98%

Portfolio turnover                                                    417%         452%         620%         545%         252%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.044, an increase in net realized gain (loss) per share of $0.044, and a decrease in the ratio of net investment income to average net assets of 0.51%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
* Effective October 28, 2002, Delaware Pooled Trust - The Delaware Diversified Core Fixed Income Portfolio ("Pooled Trust Portfolio") was merged into the Delaware Group Adviser Funds - Delaware Diversified Income Fund. Financial highlights for the periods prior to October 28, 2002, reflect the operating history of the Pooled Trust Portfolio. Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares.

                                                                                            CLASS B
---------------------------------------------------------------------------------------------------
                                                                                               YEAR
                                                                                              ENDED
                                                                                              10/31
DELAWARE DIVERSIFIED INCOME FUND                                     2005         2004         2003
------------------------------------------------------------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    8.920   $    8.590   $    8.960

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                            0.262        0.312        0.313

Net realized and unrealized gain (loss) on investments
 and foreign currencies                                            (0.219)       0.440        0.807
                                                               ----------   ----------   ----------

Total from investment operations                                    0.043        0.752        1.120
                                                               ----------   ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.323)      (0.369)      (1.216)

Net realized gain on investments                                   (0.092)      (0.053)      (0.274)

Return of capital                                                  (0.008)           -            -
                                                               ----------   ----------   ----------

Total dividends and distributions                                  (0.423)      (0.422)      (1.490)
                                                               ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                                 $    8.540   $    8.920   $    8.590
                                                               ==========   ==========   ==========

TOTAL RETURN(3)                                                      0.30%        9.10%       14.03%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                        $   53,626   $   43,335   $   16,147

Ratio of expenses to average net assets                              1.75%        1.77%        1.75%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                             1.84%        1.89%        2.30%

Ratio of net investment income to average net assets                 2.97%        3.58%        3.76%

Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly                  2.88%        3.46%        3.21%

Portfolio turnover                                                    417%         452%         620%


                                                                                                          CLASS C
-----------------------------------------------------------------------------------------------------------------
                                                                                               YEAR        PERIOD
                                                                                              ENDED   10/28/02(1)
                                                                                              10/31            TO
DELAWARE DIVERSIFIED INCOME FUND                                     2005         2004         2003      10/31/02
------------------------------------------------------------   ----------   ----------   ----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    8.930   $    8.590   $    8.960   $     8.860

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                            0.263        0.312        0.315         0.005

Net realized and unrealized gain (loss) on investments
 and foreign currencies                                            (0.230)       0.450        0.798         0.095
                                                               ----------   ----------   ----------   -----------

Total from investment operations                                    0.033        0.762        1.113         0.100
                                                               ----------   ----------   ----------   -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.323)      (0.369)      (1.209)            -

Net realized gain on investments                                   (0.092)      (0.053)      (0.274)            -

Return of capital                                                  (0.008)           -            -             -
                                                               ----------   ----------   ----------   -----------

Total dividends and distributions                                  (0.423)      (0.422)      (1.483)            -
                                                               ----------   ----------   ----------   -----------

NET ASSET VALUE, END OF PERIOD                                 $    8.540   $    8.930   $    8.590   $     8.960
                                                               ==========   ==========   ==========   ===========

TOTAL RETURN(3)                                                      0.29%        9.11%       13.95%         1.13%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                        $  218,077   $  109,911   $   48,989   $        10

Ratio of expenses to average net assets                              1.75%        1.77%        1.75%         1.75%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                             1.84%        1.89%        2.30%           -4

Ratio of net investment income to average net assets                 2.97%        3.58%        3.76%         4.01%

Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly                  2.88%        3.46%        3.21%           -4

Portfolio turnover                                                    417%         452%         620%          545%

                                                                                            CLASS R
---------------------------------------------------------------------------------------------------
                                                                                  YEAR       PERIOD
                                                                                 ENDED    6/2/03(1)
                                                                                 10/31           TO
DELAWARE DIVERSIFIED INCOME FUND                                     2005         2004     10/31/03
------------------------------------------------------------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    8.930   $    8.590   $    8.620

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                            0.301        0.347        0.142

Net realized and unrealized gain (loss) on investments
 and foreign currencies                                            (0.231)       0.450       (0.036)
                                                               ----------   ----------   ----------

Total from investment operations                                    0.070        0.797        0.106
                                                               ----------   ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.360)      (0.404)      (0.136)

Net realized gain on investments                                   (0.092)      (0.053)           -

Return of capital                                                  (0.008)           -            -
                                                               ----------   ----------   ----------

Total dividends and distributions                                  (0.460)      (0.457)      (0.136)
                                                               ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                                 $    8.540   $    8.930   $    8.590
                                                               ==========   ==========   ==========

TOTAL RETURN(3)                                                      0.71%        9.55%        1.24%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                        $   22,661   $    5,557   $      256

Ratio of expenses to average net assets                              1.31%        1.37%        1.35%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                             1.44%        1.49%        1.98%

Ratio of net investment income to average net assets                 3.41%        3.98%        4.20%

Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly                  3.28%        3.86%        3.57%

Portfolio turnover                                                    417%         452%         620%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) The ratios of expenses and net investment income to average net assets prior to expense limitation and expenses paid indirectly have been omitted as management believes that such ratios for this relatively short period are not meaningful.
(5) As of October 31, 2002, the Delaware Diversified Income Fund Class B had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of a fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER RATE
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

DELAWARE
INVESTMENTS(R)
-----------------------------------
A MEMBER OF LINCOLN FINANCIAL GROUP



CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918
Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:
o  For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)
o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE DIVERSIFIED INCOME FUND SYMBOLS

                    CUSIP              Nasdaq
                  ---------            ------
Class A           246248744             DPDFX
Class B           246248611             DPBFX
Class C           246248595             DPCFX
Class R           246248553             DPRFX


Investment Company Act file number: 811-7972

FIXED INCOME


PROSPECTUS     FEBRUARY 28, 2006
--------------------------------------------------------------------------------
               DELAWARE DIVERSIFIED INCOME FUND
               INSTITUTIONAL CLASS










THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

TABLE OF CONTENTS

FUND PROFILE                                         PAGE  2
Delaware Diversified Income Fund                           2

HOW WE MANAGE THE FUND                               PAGE  5
Our investment strategies                                  5
The securities we typically invest in                      7
The risks of investing in the Fund                        11
Disclosure of portfolio holdings information              15

WHO MANAGES THE FUND                                 PAGE 16
Investment manager                                        16
Portfolio managers                                        16
Who's who?                                                17

ABOUT YOUR ACCOUNT                                   PAGE 18
Investing in the Fund                                     18
How to buy shares                                         19
Fair valuation                                            20
How to redeem shares                                      21
Account minimum                                           22
Exchanges                                                 22
Frequent trading of Fund shares                           22
Dividends, distributions and taxes                        24
Certain management considerations                         25
Manager of managers structure                             25

FINANCIAL HIGHLIGHTS                                 PAGE 26

GLOSSARY                                             PAGE 28

ADDITIONAL INFORMATION                               PAGE 31

PROFILE: DELAWARE DIVERSIFIED INCOME FUND

WHAT IS THE FUND'S GOAL?
Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed-income securities (the "80% policy"). We will determine how much of the Fund to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Fund's assets, as deemed necessary.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

The Fund's investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund's total assets.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be affected primarily by changes in bond prices and currency exchange rates. Investments in high-yield, high-risk or "junk" bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Fund. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower yielding securities. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers, and investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to the special risks associated with those activities.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 11.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o    Investors with long-term financial goals.
o Investors seeking an investment that offers professional allocation among key types of fixed-income securities.
o Investors seeking a fixed-income investment that offers potential for high current income and total return.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE DIVERSIFIED INCOME FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class have varied over the past eight calendar years, as well as the average annual returns of the Institutional shares for one-year, five-year and lifetime periods. Because the Institutional Class of the Fund did not commence operations until October 25, 2002, we have included performance information for Class A shares of the Fund for 1998, 1999, 2000, 2001 and 2002. Class A shares of the Fund are offered under a separate prospectus. Institutional Class shares would have had substantially similar annual returns as Class A shares because they represent interests in the same portfolio of securities. However, the returns of Institutional Class shares would differ from the returns of the Class A shares due to the higher operating expenses of Class A shares and the sales charge applicable to Class A shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN* (Institutional Class)**

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

   1998        1999       2000       2001       2002       2003       2004       2005
---------    --------   --------   --------   --------   --------   --------   --------
    10.28%       1.60%     13.12%      8.33%     11.03%     14.30%      9.74%    -0.36%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 5.69% for the quarter ended June 30, 2003 and its lowest quarterly return was -1.88% for the quarter ended June 30, 2004.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the bar chart. If this fee were included, the returns would be less than those shown.

* Year-by-year total return for 1998, 1999, 2000 and 2001 reflects Class A shares; 2002 reflects a blended total return for Class A shares (January 1, 2002 through October 25, 2002) and Institutional Class Shares (October 28, 2002 through December 31, 2005). Year-by-year total return for 2003, 2004 and 2005 reflects Institutional Class shares.

** On October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of the Diversified Core Fixed Income Portfolio of Delaware Pooled Trust (the "Predecessor Fund") which had investment objectives and policies identical to those of the Fund. The Fund had no operations prior to October 28, 2002. Shareholders of the Predecessor Fund received Class A shares of the Fund in connection with this transaction. As a result of this transaction, Class A shares of the Fund assumed the performance history of the Predecessor Fund for periods prior to the closing date of the transaction, however, the performance history of the Predecessor Fund has not been restated in the bar chart and table below to reflect the higher management and transfer agency fees borne by the Fund.

     The Fund bears the expense of management fees at the maximum annual rate of 0.55% of the Fund's average daily net assets. The Predecessor Fund had a management fee at the annual rate of 0.43% of its average daily net assets. For transfer agency services, the Fund currently pays an annual dollar charge per account of $23.10. Additional information regarding this fee is set forth in the Statement of Additional Information (SAI). By contrast, the Predecessor Fund paid a fee at the annual rate of 0.01% of its average daily net assets for transfer agency services. If these higher expenses of the Fund had been in effect for the Predecessor Fund, the total returns set forth in the bar chart and table above would have been lower for all periods.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                               LIFETIME
                                                                             (INCEPTION
                                                  1 YEAR        5 YEARS       12/29/97)
---------------------------------------------   ----------     ---------     ----------
Return before taxes                                  (0.36)%        8.48%(1)       8.35%(2)

Return after taxes on distributions                  (1.90)%        5.45%(1)       5.33%(2)

Return after taxes on distributions and
 sale of Fund shares                                 (0.24)%        5.44%(1)       5.30%(2)

Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees,
 expenses, or taxes)                                  2.43%          5.87%         6.16%(3)

The Fund's returns above are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that, unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) Average annual return reflects a blend of Class A shares (January 1, 2000 through October 25, 2002) and Institutional Class shares (October 28, 2002 through December 31, 2005).
(2) Average annual return reflects a blend of Class A shares (December 29, 1997 through October 25, 2002) and Institutional Class shares (October 28, 2002 through December 31, 2005). The average annual return of the Institutional Class since its inception on October 28, 2002 was 8.87%.
(3) Lehman Brothers Aggregate Bond Index lifetime return is for the period December 29, 1997 through December 31, 2005. The return for the Lehman Brothers Aggregate Bond Index for the period October 28, 2002 through December 31, 2005 is 4.09%.

WHAT ARE THE FUND'S FEES AND EXPENSES?

YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                              none

Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower                            none

Maximum sales charge (load) imposed on
 reinvested dividends                                                     none

Redemption fees                                                           none

Exchange fees                                                             none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                                           0.52%

Distribution and service (12b-1) fees                                     none

Other expenses                                                            0.31%

Total annual fund operating expense                                       0.83%

Fee waivers and payments(1)                                              (0.08)%

Net expenses                                                              0.75%

THIS EXAMPLE is intended to help you compare the costs of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $     77

3 years                                                               $    257

5 years                                                               $    453

10 years                                                              $  1,018

(1) The investment manager has contracted to waive fees and pay expenses through February 28, 2007 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

The Fund allocates its investment principally among the U.S. Investment Grade, U.S. High-Yield and International sectors. The relative proportion of the Fund's assets to be allocated among these sectors is described below.

o U.S. Investment Grade Sector Under normal circumstances, there is no limit to the amount of the Fund's total assets that will be invested in the U.S. investment grade sector. In managing the Fund's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

     The investment grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

     Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

o U.S. High-Yield Sector Under normal circumstances, between 5% and 50% of the Fund's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

     The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

o International Sector Under normal circumstances, between 5% and 50% of the Fund's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

     The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

     The Fund will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries. However, investments in emerging markets will, in the aggregate, be limited to no more than 15% of the Fund's total assets. In addition, the Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies. Additionally, the Manager will limit non-U.S. dollar denominated securities to no more than 25% of net assets.

     The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Fixed income securities offer the potential for greater income payments than stocks and may provide capital appreciation.

              SECURITIES                              HOW WE USE THEM
--------------------------------------    --------------------------------------
CORPORATE BONDS: Debt obligations         The Fund may invest in bonds rated in
issued by a corporation.                  one of the four highest rating
                                          categories for its U.S. Investment
                                          Grade Sector, and it may invest in
                                          bonds rated BB or lower by S&P or
                                          Fitch and Ba or lower by Moody's for
                                          its U.S. High-Yield Sector and
                                          International Sector.

HIGH-YIELD CORPORATE BONDS: Debt          Emphasis is typically on those rated
obligations issued by a corporation       BB or Ba by an NRSRO.
and rated lower than investment grade
by an NRSRO such as S&P or Moody's.       We carefully evaluate an individual
High-yield bonds, also known as "junk     company's financial situation, its
bonds," are issued by corporations        management, the prospects for its
that have lower credit quality and may    industry and the technical factors
have difficulty repaying principal and    related to its bond offering. Our goal
interest.                                 is to identify those companies that we
                                          believe will be able to repay their
                                          debt obligations in spite of poor
                                          ratings. The Fund may invest in
                                          unrated bonds if we believe their
                                          credit quality is comparable to the
                                          rated bonds we are permitted to invest
                                          in. Unrated bonds may be more
                                          speculative in nature than rated
                                          bonds.

MORTGAGE-BACKED SECURITIES:               The Fund may invest in mortgage-backed
Fixed-income securities that represent    securities issued or guaranteed by the
pools of mortgages, with investors        U.S. government, its agencies or
receiving principal and interest          instrumentalities or by government
payments as the underlying mortgage       sponsored corporations.
loans are paid back. Many are issued
and guaranteed against default by the
U.S. government or its agencies or
instrumentalities, such as the Federal
Home Loan Mortgage Corporation, Fannie
Mae and the Government National
Mortgage Association. Others are
issued by private financial
institutions, with some fully
collateralized by certificates issued
or guaranteed by the government or its
agencies or instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS       The Fund may invest in CMOs and
(CMOS) AND REAL ESTATE MORTGAGE           REMICs. Certain CMOs and REMICs may
INVESTMENT CONDUITS (REMICS): CMOs are    have variable or floating interest
privately issued mortgage-backed bonds    rates and others may be stripped.
whose underlying value is the             Stripped mortgage securities are
mortgages that are collected into         generally considered illiquid and to
different pools according to their        such extent, together with any other
maturity. They are issued by U.S.         illiquid investments, will not exceed
government agencies and private           the Fund's limit on illiquid
issuers. REMICs are privately issued      securities. In addition, subject to
mortgage-backed bonds whose underlying    certain quality and collateral
value is a fixed pool of mortgages        limitations, the Fund may invest up to
secured by an interest in real            20% of its total assets in CMOs and
property. Like CMOs, REMICs offer         REMICs issued by private entities
different pools.                          which are not collateralized by
                                          securities issued or guaranteed by the
                                          U.S. government, its agencies or
                                          instrumentalities, so called
                                          non-agency mortgage backed securities.

ASSET-BACKED SECURITIES: Bonds or         The Fund may invest in asset-backed
notes backed by accounts receivable,      securities rated in one of the four
including home equity, automobile or      highest rating categories by an NRSRO.
credit loans.

              SECURITIES                              HOW WE USE THEM
--------------------------------------    --------------------------------------
U.S. GOVERNMENT SECURITIES: U.S.          The Fund may invest in U.S. government
Treasury securities are backed by the     securities for temporary purposes or
"full faith and credit" of the United     otherwise, as is consistent with its
States. Securities issued or              investment objective and policies.
guaranteed by federal agencies and        These securities are issued or
U.S. government sponsored                 guaranteed as to the payment of
instrumentalities may or may not be       principal and interest by the U.S.
backed by the "full faith and credit"     government, or by various agencies or
of the United States. In the case of      instrumentalities which have been
securities not backed by the "full        established or sponsored by the U.S.
faith and credit" of the United           government.
States, investors in such securities
look principally to the agency or
instrumentality issuing or
guaranteeing the obligation for
ultimate repayment.

FOREIGN GOVERNMENT SECURITIES: Debt       The fixed-income securities in which
issued by a government other than the     the Fund may invest include those
United States or by an agency,            issued by foreign governments.
instrumentality or political
subdivision of such government.

REPURCHASE AGREEMENTS: An agreement       Typically, we use repurchase
between a buyer of securities, such as    agreements as a short-term investment
the Fund, and a seller of securities      for the Fund's cash position or for
in which the seller agrees to buy the     temporary defensive purposes. In order
securities back within a specified        to enter into these repurchase
time at the same price the buyer paid     agreements, the Fund must have
for them, plus an amount equal to an      collateral of at least 102% of the
agreed upon interest rate. Repurchase     repurchase price. The Fund will only
agreements are often viewed as            enter into repurchase agreements in
equivalent to cash.                       which the collateral is comprised of
                                          U.S. government securities.

RESTRICTED SECURITIES: Privately          We may invest in privately placed
placed securities whose resale is         securities, including those that are
restricted under U.S. securities laws.    eligible for resale only among certain
                                          institutional buyers without
                                          registration, commonly known as "Rule
                                          144A Securities." Restricted
                                          securities that are determined to be
                                          illiquid may not exceed the Fund's 15%
                                          limit on illiquid securities, which is
                                          described below.

ILLIQUID SECURITIES: Securities that      We may invest up to 15% of the Fund's
do not have a ready market, and cannot    net assets in illiquid securities.
be easily sold within seven days at
approximately the price at which a
fund has valued them. Illiquid
securities include repurchase
agreements maturing in more than seven
days.

SHORT-TERM DEBT INVESTMENTS: These        The Fund may invest in these
instruments include (1) time deposits,    instruments either as a means to
certificates of deposit and bankers       achieve its investment objective or,
acceptances issued by a U.S.              more commonly, as temporary defensive
commercial bank; (2) commercial paper     investments or pending investment in
of the highest quality rating; (3)        the Fund's principal investment
short-term debt obligations with the      securities. When investing all or a
highest quality rating; (4) U.S.          significant portion of its assets in
government securities; and (5)            these instruments, the Fund may not be
repurchase agreements collateralized      able to achieve its investment
by those instruments.                     objective.

TIME DEPOSITS: Time deposits are          Time deposits maturing in more than
non-negotiable deposits maintained in     seven days will not be purchased by
a banking institution for a specified     the Fund, and time deposits maturing
period of time at a stated interest       from two business days through seven
rate.                                     calendar days will not exceed 15% of
                                          the total assets of the Fund.

              SECURITIES                              HOW WE USE THEM
--------------------------------------    --------------------------------------
ZERO COUPON AND PAY-IN-KIND BONDS:        The Fund may purchase fixed-income
Zero coupon bonds are debt obligations    securities, including zero coupon
which do not entitle the holder to any    bonds and PIK bonds, consistent with
periodic payments of interest prior to    its investment objective.
maturity or a specified date when the
securities begin paying current
interest, and therefore are issued and
traded at a discount from their face
amounts or par value. Pay-in-kind
("PIK") bonds pay interest through the
issuance to holders of additional
securities.

AMERICAN DEPOSITARY RECEIPTS (ADRS),      The Fund may invest in sponsored and
EUROPEAN DEPOSITARY RECEIPTS (EDRS),      unsponsored ADRs. Such ADRs that the
AND GLOBAL DEPOSITARY RECEIPTS (GDRS):    Fund may invest in will be those that
ADRs are receipts issued by a U.S.        are actively traded in the United
depositary (usually a U.S. bank) and      States.
EDRs and GDRs are receipts issued by a
depositary outside of the U.S.            In conjunction with its investments
(usually a non-U.S. bank or trust         in foreign securities, the Fund
company or a foreign branch of a U.S.     may also invest in sponsored and
bank). Depositary receipts represent      unsponsored EDRs and GDRs.
an ownership interest in an underlying
security that is held by the
depositary. Generally, the underlying
security represented by an ADR is
issued by a foreign issuer and the
underlying security represented by an
EDR or GDR may be issued by a foreign
or U.S. issuer. Sponsored depositary
receipts are issued jointly by the
issuer of the underlying security and
the depositary, and unsponsored
depositary receipts are issued by the
depositary without the participation
of the issuer of the underlying
security. Generally, the holder of the
depositary receipt is entitled to all
payments of interest, dividends or
capital gains that are made on the
underlying security.

FUTURES AND OPTIONS: A futures            The Fund may invest in futures,
contract is a bilateral agreement         options and closing transactions
providing for the purchase and sale of    related thereto. These activities will
a specified type and amount of a          be entered into for hedging purposes
financial instrument, or for the          and to facilitate the ability to
making and acceptance of a cash           quickly deploy into the market the
settlement, at a stated time in the       Fund's cash, short-term debt
future for a fixed price. A call          securities and other money market
option is a short-term contract           instruments at times when the Fund's
pursuant to which the purchaser of the    assets are not fully invested. The
call option, in return for the premium    Fund may only enter into these
paid, has the right to buy, and the       transactions for hedging purposes if
seller of the call option has the         they are consistent with its
obligation to sell, the security or       respective investment objective and
other financial instrument underlying     policies. The Fund may not engage in
the option at a specified exercise        such transactions to the extent that
price at any time during the term of      obligations resulting from these
the option. A put option is a similar     activities, in the aggregate, exceed
contract in which the purchaser of the    25% of the Fund's assets. In addition,
put option, in return for a premium,      the Fund may enter into futures
has the right to sell, and the seller     contracts, purchase or sell options on
of the put option has the obligation      futures contracts, and trade in
to buy, the underlying security or        options on foreign currencies, and may
other financial instrument at a           enter into closing transactions with
specified price during the term of the    respect to such activities to hedge or
option.                                   "cross hedge" the currency risks
                                          associated with its investments.
                                          Generally, futures contracts on
                                          foreign currencies operate similarly
                                          to futures contracts concerning
                                          securities, and options on foreign
                                          currencies operate similarly to
                                          options on securities. See also
                                          "Foreign Currency Transactions" below.
                                          To the extent that the Fund sells or
                                          "writes" put and call options, it will
                                          designate assets sufficient to "cover"
                                          these obligations and mark them to
                                          market daily.

              SECURITIES                              HOW WE USE THEM
--------------------------------------    --------------------------------------
FOREIGN CURRENCY TRANSACTIONS: A          Although the Fund values its assets
forward foreign currency exchange         daily in terms of U.S. dollars, it
contract involves an obligation to        does not intend to convert its
purchase or sell a specific currency      holdings of foreign currencies into
on a fixed future date at a price that    U.S. dollars on a daily basis. The
is set at the time of the contract.       Fund may, however, from time to time,
The future date may be any number of      purchase or sell foreign currencies
days from the date of the contract as     and/or engage in forward foreign
agreed by the parties involved.           currency transactions in order to
                                          expedite settlement of Fund
                                          transactions and to minimize currency
                                          value fluctuations.

INTEREST RATE SWAP, INDEX SWAP AND        We may use interest rate swaps to
CREDIT DEFAULT SWAP AGREEMENTS: In an     adjust the Fund's sensitivity to
interest rate swap, a fund receives       interest rates or to hedge against
payments from another party based on a    changes in interest rates. Index swaps
variable or floating interest rate, in    may be used to gain exposure to
return for making payments based on a     markets that the Fund invests in, such
fixed interest rate. An interest rate     as the corporate bond market. We may
swap can also work in reverse with a      also use index swaps as a substitute
fund receiving payments based on a        for futures or options contracts if
fixed interest rate and making            such contracts are not directly
payments based on a variable or           available to the Fund on favorable
floating interest rate. In an index       terms. We may enter into credit
swap, a fund receives gains or incurs     default swaps in order to hedge
losses based on the total return of a     against a credit event, to enhance
specified index, in exchange for          total return or to gain exposure to
making interest payments to another       certain securities or markets.
party. An index swap can also work in
reverse with a fund receiving interest
payments from another party in
exchange for movements in the total
return of a specified index. In a
credit default swap, a fund may
transfer the financial risk of a
credit event occurring (a bond
default, bankruptcy, restructuring,
etc.) on a particular security or
basket of securities to another party
by paying that party a periodic
premium; likewise, a fund may assume
the financial risk of a credit event
occurring on a particular security or
basket of securities in exchange for
receiving premium payments from
another party. Interest rate swaps,
index swaps and credit default swaps
may be considered to be illiquid.

The Fund may also invest in other securities. Please see the Statement of Additional Information (SAI) for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover will exceed 100% and may be considerably in excess of 200%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. The turnover rate may also be affected by cash requirements from redemptions and purchases of fund shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may invest up to 100% of the Fund's assets in money market instruments when the manager determines that market conditions warrant. We may also hold a portion of the Fund's assets in cash for liquidity purposes. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

                RISKS                          HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
MARKET RISK is the risk that all or a     We maintain a long-term investment
majority of the securities in a           approach and focus on securities we
certain market--like the stock or bond    believe can continue to provide
market--will decline in value because     returns over an extended time frame
of economic conditions, future            regardless of these interim market
expectations or investor confidence.      fluctuations. Generally, we do not try
                                          to predict overall market movements.
Index swaps are subject to the same
market risks as the investment market     In evaluating the use of an index swap
or sector that the index represents.      for the Fund, we carefully consider
Depending on the actual movements of      how market changes could affect the
the index and how well the portfolio      swap and how that compares to our
manager forecasts those movements, a      investing directly in the market the
fund could experience a higher or         swap is intended to represent. When
lower return than anticipated.            selecting dealers with whom we would
                                          make interest rate or index swap
                                          agreements for the Fund, we focus on
                                          those dealers with high quality
                                          ratings and do careful credit analysis
                                          before engaging in the transaction.

INTEREST RATE RISK is the risk that       We limit the amount of the Fund's
securities, particularly bonds with       assets invested in any one industry
longer maturities, will decrease in       and in any individual security.
value if interest rates rise and
increase in value if interest rates       The Fund is subject to various
fall. Investments in equity securities    interest rate risks depending upon its
issued by small and medium sized          investment objectives and policies. We
companies, which often borrow money to    cannot eliminate this risk, but we do
finance operations, may also be           try to address it by monitoring
adversely affected by rising interest     economic conditions, especially
rates.                                    interest rate trends and their
                                          potential impact on the Fund. The Fund
Swaps may be particularly sensitive to    does not try to increase returns on
interest rate changes. Depending on       its investments in debt securities by
the actual movements of interest rates    predicting and aggressively
and how well the portfolio manager        capitalizing on interest rate
anticipates them, a portfolio could       movements.
experience a higher or lower return
than anticipated. For example, if a       By investing in swaps, the Fund is
portfolio holds interest rate swaps       subject to additional interest rate
and is required to make payments based    risk. The Fund will not invest in
on variable interest rates, it will       interest rate or index swaps with
have to make increased payments if        maturities of more than two years.
interest rates rise, which will not       Each business day we will calculate
necessarily be offset by the              the amount the Fund must pay for any
fixed-rate payments it is entitled to     swaps it holds and will designate
receive under the swap agreement.         enough cash or other liquid securities
                                          to cover that amount.

                RISKS                          HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
CREDIT RISK is the possibility that a     Our careful, credit-oriented bond
bond's issuer (or an entity that          selection and our commitment to hold a
insures the bond) will be unable to       diversified selection of high-yield
make timely payments of interest and      bonds are designed to manage this
principal.                                risk.

Investing in so-called "junk" or          It is likely that protracted periods
"high-yield" bonds entails the risk of    of economic uncertainty would cause
principal loss, which may be greater      increased volatility in the market
than the risk involved in investment      prices of high-yield bonds, an
grade bonds. High-yield bonds are         increase in the number of high-yield
sometimes issued by companies whose       bond defaults and corresponding
earnings at the time the bond is          volatility in the Fund's net asset
issued are less than the projected        value.
debt payments on the bonds.
                                          Our holdings of high quality
A protracted economic downturn may        investment grade bonds are less
severely disrupt the market for           subject to credit risk and may help to
high-yield bonds, adversely affect the    balance any credit problems
value of outstanding bonds and            experienced by individual high-yield
adversely affect the ability of           bond issuers or foreign issuers.
high-yield issuers to repay principal
and interest.                             When selecting dealers with whom we
                                          would make interest rate or index swap
                                          agreements, we focus on those with
                                          high quality ratings and do careful
                                          credit analysis before investing.

FOREIGN RISK is the risk that foreign     We attempt to reduce the risks
securities may be adversely affected      presented by such investments by
by political instability, changes in      conducting world-wide fundamental
currency exchange rates, foreign          research, including country visits. In
economic conditions or inadequate         addition, we monitor current economic
regulatory and accounting standards.      and market conditions and trends, the
                                          political and regulatory environment
                                          and the value of currencies in
                                          different countries in an effort to
                                          identify the most attractive countries
                                          and securities. Additionally, when
                                          currencies appear significantly
                                          overvalued compared to average real
                                          exchange rates, the Fund may hedge
                                          exposure to those currencies for
                                          defensive purposes.

CURRENCY RISK is the risk that the        The Fund, which has exposure to global
value of an investment may be             and international investments, may be
negatively affected by changes in         affected by changes in currency rates
foreign currency exchange rates.          and exchange control regulations and
Adverse changes in exchange rates may     may incur costs in connection with
reduce or eliminate any gains produced    conversions between currencies. To
by investments that are denominated in    hedge this currency risk associated
foreign currencies and may increase       with investments in non-U.S. dollar
losses.                                   denominated securities, the Fund may
                                          invest in forward foreign currency
                                          contracts. These activities pose
                                          special risks which do not typically
                                          arise in connection with investments
                                          in U.S. securities. In addition, the
                                          Fund may engage in foreign currency
                                          options and futures transactions.

EMERGING MARKETS RISK is the              We may invest a portion of the Fund's
possibility that the risks associated     assets in securities of issuers
with international investing will be      located in emerging markets. We cannot
greater in emerging markets than in       eliminate these risks but will attempt
more developed foreign markets            to reduce these risks through
because, among other things, emerging     portfolio diversification, credit
markets may have less stable political    analysis, attention to trends in the
and economic environments. In             economy, industries and financial
addition, in many emerging markets        markets and other relevant factors.
there is substantially less publicly      The Fund's investments in emerging
available information about issuers       markets will, in the aggregate, be
and the information that is available     limited to no more than 15% of the
tends to be of a lesser quality.          Fund's total assets.
Economic markets and structures tend
to be less mature and diverse and the
securities markets, which are subject
to less government regulation or
supervision, may also be smaller, less
liquid and subject to greater price
volatility.

                RISKS                          HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
LOWER RATED FIXED-INCOME SECURITIES       We limit investments in high-risk,
(high-yield, high-risk securities),       high-yield fixed-income securities. We
while generally having higher yields,     also attempt to reduce the risk
are subject to reduced                    associated with investment in
creditworthiness of issuers, increased    high-yield debt securities through
risks of default and a more limited       portfolio diversification, credit
and less liquid secondary market than     analysis, attention to trends in the
higher rated securities. These            economy, industries and financial
securities are subject to greater         markets, and complying with the limits
price volatility and risk of loss of      on the exposure to this asset class
income and principal than are higher      described in this Prospectus.
rated securities. Lower rated and
unrated fixed-income securities tend
to reflect short-term corporate and
market developments to a greater
extent than higher rated fixed-income
securities, which react primarily to
fluctuations in the general level of
interest rates. Fixed-income
securities of this type are considered
to be of poor standing and primarily
speculative. Such securities are
subject to a substantial degree of
credit risk.

LIQUIDITY RISK is the possibility that    We limit exposure to illiquid
securities cannot be readily sold         securities to no more than 15% of the
within seven days at approximately the    Fund's net assets.
price that a fund has valued them.

The high-yield secondary market is        Swap agreements entered into by the
particularly susceptible to liquidity     Fund will be treated as illiquid
problems when institutional investors,    securities. However, swap dealers may
such as mutual funds and certain other    be willing to repurchase interest rate
financial institutions, temporarily       swaps.
stop buying bonds for regulatory,
financial or other reasons.

FUTURES CONTRACTS, OPTIONS ON FUTURES     We may use certain options strategies
CONTRACTS, FORWARD CONTRACTS, AND         or may use futures contracts and
CERTAIN OPTIONS used as investments       options on futures contracts. We will
for hedging and other non-speculative     not enter into futures contracts and
purposes involve certain risks. For       options thereon to the extent that
example, a lack of correlation between    more than 5% of the Fund's total
price changes of an option or futures     assets are required as futures
contract and the assets being hedged      contract margin deposits and premiums
could render a fund's hedging strategy    on options and only to the extent that
unsuccessful and could result in          obligations under such futures
losses. The same results could occur      contracts and options thereon would
if movements of foreign currencies do     not exceed 20% of the Fund's total
not correlate as expected by the          assets.
investment advisor at a time when a
fund is using a hedging instrument        We may also use options and futures to
denominated in one foreign currency to    gain exposure to a particular market
protect the value of a security           segment without purchasing individual
denominated in a second foreign           securities in the segment.
currency against changes caused by
fluctuations in the exchange rate for     See also "Foreign Risk" and "Currency
the dollar and the second currency. If    Risk" above.
the direction of securities prices,
interest rates or foreign currency
prices is incorrectly predicted, the
fund will be in a worse position than
if such transactions had not been
entered into. In addition, since there
can be no assurance that a liquid
secondary market will exist for any
contract purchased or sold, a fund may
be required to maintain a position
(and in the case of written options
may be required to continue to hold
the securities used as cover) until
exercise or expiration, which could
result in losses. Further, options and
futures contracts on foreign
currencies, and forward contracts,
entail particular risks related to
conditions affecting the underlying
currency. Over-the-counter
transactions in options and forward
contracts also involve risks arising
from the lack of an organized exchange
trading environment.

                RISKS                          HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
ZERO COUPON AND PAY-IN-KIND BONDS are     We may invest in zero coupon and
generally considered to be more           pay-in-kind bonds to the extent
interest sensitive than income-bearing    consistent with the Fund's investment
bonds, to be more speculative than        objective. We cannot eliminate the
interest-bearing bonds, and to have       risks of zero coupon bonds, but we do
certain tax consequences which could,     try to address them by monitoring
under certain circumstances be adverse    economic conditions, especially
to the Fund. For example, the Fund        interest rate trends and their
accrues, and is required to distribute    potential impact on the Fund.
to shareholders, income on its zero
coupon bonds. However, the Fund may
not receive the cash associated with
this income until the bonds are sold
or mature. If the Fund does not have
sufficient cash to make the required
distribution of accrued income, the
Fund could be required to sell other
securities in its portfolio or to
borrow to generate the cash required.

PORTFOLIO TURNOVER RATE reflects the      The Fund will normally experience an
amount of securities that are replaced    annual portfolio turnover rate
from the beginning of the year to the     exceeding 200%.
end of the year by the Fund. The
higher the amount of portfolio
activity, the higher the brokerage
costs and other transaction costs of
the Fund are likely to be. The amount
of portfolio activity will also affect
the amount of taxes payable by the
Fund's shareholders that are subject
to federal income tax, as well as the
character (ordinary income vs. capital
gains) of such tax obligations.

PREPAYMENT RISK is the risk that          We may invest in mortgage-backed
homeowners will prepay mortgages          securities, CMOs and REMICs. We take
during periods of low interest rates,     into consideration the likelihood of
forcing an investor to reinvest money     prepayment when mortgages are
at interest rates that might be lower     selected. We may look for mortgage
than those on the prepaid mortgage.       securities that have characteristics
                                          that make them less likely to be
                                          prepaid, such as low outstanding loan
                                          balances or below-market interest
                                          rates.

TRANSACTION COSTS RISK is the risk        The Fund is subject to transaction
that the cost of buying, selling and      costs risk to the extent that its
holding foreign securities, including     respective objective and policies
brokerage, tax and custody costs, may     permit it to invest, and it actually
be higher than those involved in          does invest, in foreign securities. We
domestic transactions.                    strive to monitor transaction costs
                                          and to choose an efficient trading
                                          strategy for the Fund.

FOREIGN GOVERNMENT SECURITIES RISKS       We attempt to reduce the risks
involve the ability of a foreign          associated with investing in foreign
government or government-related          governments by limiting the portion of
issuer to make timely principal and       portfolio assets that may be invested
interest payments on its external debt    in such securities.
obligations. This ability to make
payments will be strongly influenced
by the issuer's balance of payments,
including export performance, its
access to international credits and
investments, fluctuations in interest
rates and the extent of its foreign
reserves.

                RISKS                          HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
VALUATION RISK: A less liquid             We will strive to manage this risk by
secondary market, as described above,     carefully evaluating individual bonds
makes it more difficult for the Fund      and by limiting the amount of the
to obtain precise valuations of the       Fund's assets that can be allocated to
high-yield securities in its              privately placed high-yield
portfolio. During periods of reduced      securities.
liquidity, judgment plays a greater
role in valuing high-yield securities.

LEGISLATIVE AND REGULATORY RISK: The      We monitor the status of regulatory
United States Congress has from time      and legislative proposals to evaluate
to time taken or considered               any possible effects they might have
legislative actions that could            on the Fund's portfolio.
adversely affect the high-yield bond
market. For example, Congressional
legislation has, with some exceptions,
generally prohibited federally insured
savings and loan institutions from
investing in high-yield securities.
Regulatory actions have also affected
the high-yield market. Similar actions
in the future could reduce liquidity
for high-yield securities, reduce the
number of new high-yield securities
being issued and could make it more
difficult for the Fund to attain its
investment objective.

DERIVATIVES RISK is the possibility       We will use derivatives for defensive
that a Fund may experience a              purposes, such as to protect gains or
significant loss if it employs a          hedge against potential losses in the
derivatives strategy (including a         portfolio without actually selling a
strategy involving swaps such as          security, to neutralize the impact of
interest rate swaps, index swaps and      interest rate changes, to affect
credit default swaps) related to a        diversification or to earn additional
security or a securities index and        income. We will not use derivatives
that security or index moves in the       for reasons inconsistent with our
opposite direction from what the          investment objectives.
portfolio manager had anticipated.
Another risk of derivative
transactions is the creditworthiness
of the counterparty because the
transaction depends on the willingness
and ability of the counterparty to
fulfill its contractual obligations.
Derivatives also involve additional
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.44% of the Fund's average daily net assets for the last fiscal year, after giving effect to waivers by the manager.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contracts is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005.

PORTFOLIO MANAGERS
Timothy L. Rabe, Paul Grillo and Philip R. Perkins have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Messrs. Rabe, Grillo and Perkins regularly consult with Ryan K. Brist and Stephen R. Cianci.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

PAUL GRILLO, Senior Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as Mortgage Strategist and Portfolio Manager at Chemical Investment Group and as Financial Analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

PHILIP R. PERKINS, Senior Vice President/Senior Portfolio Manager, holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a registered broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

RYAN K. BRIST, Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a CFA Charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware
Investments(R)' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

The SAI for the Fund provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments(R) Funds.

                                                BOARD OF TRUSTEES

    INVESTMENT MANAGER                                                                         CUSTODIAN
Delaware Management Company                         THE FUND                              JPMorgan Chase Bank
    2005 Market Street                                                                 4 Chase Metrotech Center
Philadelphia, PA 19103-7094               DISTRIBUTOR                                     Brooklyn, NY 11245
                                  Delaware Distributors, L.P.
    PORTFOLIO MANAGERS                2005 Market Street                     SERVICE AGENT
 (see page 16 for details)        Philadelphia, PA 19103-7094        Delaware Service Company, Inc.
                                                                           2005 Market Street
                               FINANCIAL INTERMEDIARY WHOLESALER       Philadelphia, PA 19103-7094
                             Lincoln Financial Distributors, Inc.
                                      2001 Market Street
                                  Philadelphia, PA 19103-7055

                                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the Distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients; or

o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments(R) Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

If you have an account in the same Delaware Investments(R) Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800-523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments(R) Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments(R) family.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments(R) family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Fund may accept investments from funds of funds, including those within the Delaware Investments(R) family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 510-4015.

                                                                                INSTITUTIONAL CLASS SHARES
----------------------------------------------------------------------------------------------------------
                                                                                                Year ended
                                                                                                     10/31
DELAWARE DIVERSIFIED INCOME FUND                                        2005           2004           2003
-------------------------------------------------------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $      8.930   $      8.600   $      8.960

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(1)                                        0.350          0.399          0.395

Net realized and unrealized gain (loss)
 on investments and foreign currencies                                (0.218)         0.439          0.806
                                                                ------------   ------------   ------------

Total from investment operations                                       0.132          0.838          1.201
                                                                ------------   ------------   ------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                                 (0.412)        (0.455)        (1.287)
                                                                ------------   ------------   ------------

Net realized gain on investments                                      (0.092)        (0.053)        (0.274)
                                                                ------------   ------------   ------------

Return of capital                                                     (0.008)             -              -
                                                                ------------   ------------   ------------

Total dividends and distributions                                     (0.512)        (0.508)        (1.561)
                                                                ------------   ------------   ------------

NET ASSET VALUE, END OF PERIOD                                  $      8.550   $      8.930   $      8.600
                                                                ============   ============   ============

TOTAL RETURN(2)                                                         1.41%         10.05%         15.10%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                         $     13,270   $      6,194   $        567

Ratio of expenses to average net assets                                 0.75%          0.77%          0.75%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                0.84%          0.89%          1.30%

Ratio of net investment income to average net assets                    3.97%          4.58%          4.76%

Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                        3.88%          4.46%          4.21%

Portfolio turnover                                                       417%           452%           620%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
    As of October 31, 2002, the Delaware Diversified Income Fund Institutional Class had one share outstanding representing the initial seed purchase. Shareholder data for this class are not disclosed because management does not believe they are meaningful.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. The Fund's SAI and annual and semiannual reports to shareholders are available, free of charge, through the Fund's internet Web site (ww.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                       This page intentionally left blank.

DELAWARE
INVESTMENTS(R)
-----------------------------------
A MEMBER OF LINCOLN FINANCIAL GROUP


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE DIVERSIFIED INCOME FUND SYMBOL

                        Cusip     Nasdaq
                      ---------   ------
Institutional Class   246248587   DPFFX

Investment Company Act file number: 811-7972
Investment Company Act file number: 811-7972

GROWTH-EQUITY                                DELAWARE
                                             INVESTMENTS(R)
                                             -----------------------------------
                                             A MEMBER OF LINCOLN FINANCIAL GROUP


PROSPECTUS  FEBRUARY 28, 2006
--------------------------------------------------------------------------------
            DELAWARE U.S. GROWTH FUND
            CLASS A    o    CLASS B    o    CLASS C    o    CLASS R

















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND PROFILE                                         PAGE  2
Delaware U.S. Growth Fund                                  2

HOW WE MANAGE THE FUND                               PAGE  5
Our investment strategies                                  5
The securities we typically invest in                      6
The risks of investing in the Fund                         8
Disclosure of portfolio holdings information               9

WHO MANAGES THE FUND                                 PAGE 10
Investment manager                                        10
Portfolio managers                                        10
Who's who?                                                11

ABOUT YOUR ACCOUNT                                   PAGE 12
Investing in the Fund                                     12
   Choosing a share class                                 12
   Dealer compensation                                    15
How to reduce your sales charge                           16
How to buy shares                                         19
Fair valuation                                            20
Retirement plans                                          20
How to redeem shares                                      21
Account minimums                                          22
Special services                                          23
Frequent trading of Fund shares                           24
Dividends, distributions and taxes                        26
Certain management considerations                         27
Manager of managers structure                             27

FINANCIAL HIGHLIGHTS                                 PAGE 28

GLOSSARY                                             PAGE 33

ADDITIONAL INFORMATION                               PAGE 36

PROFILE: DELAWARE U.S. GROWTH FUND

WHAT IS THE FUND'S GOAL?
Delaware U.S. Growth Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in common stocks. The Fund invests primarily in companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, we seek to select securities we believe have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock. Whether companies provide dividend income and the amount of income they provide will not be a primary factor in the Fund's selection decisions. We may sell a security if we no longer believe that security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. We may also invest up to 20% of the Fund's assets in debt securities and bonds. In addition, we may invest in convertible bonds, preferred stocks and convertible preferred stocks, provided that these investments, when aggregated with the Fund's debt securities and bonds, do not exceed 35% of the Fund's assets.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND

o   Investors with long-term financial goals.

o   Investors seeking capital growth potential.

o Investors seeking a fund that can be a complement to income-producing or value-oriented investments.

WHO SHOULD NOT INVEST IN THE FUND
o   Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

o   Investors whose primary goal is to receive current income.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE U.S. GROWTH FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as average annual returns of Class A, B, C and R shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Class A)

  1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   19.56%     30.93%     29.57%     40.34%     -7.60%    -24.36%    -29.01%     23.28%      3.01%     13.68%

During the periods illustrated in this bar chart, Class A's highest quarterly return was 30.56% for the quarter ended December 31, 1999 and its lowest quarterly return was -21.01% for the quarter ended March 31, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                10 YEARS OR
                                                           1 YEAR     5 YEARS    LIFETIME**
                                                          --------   --------   ------------
Class A return before taxes                                   7.14%     (6.08)%         6.75%

Class A return after taxes on distributions                   7.14%     (6.08)%         4.98%

Class A return after taxes on distributions and
 sale of Fund shares                                          4.64%     (5.07)%         4.88%

Class B return before taxes*                                  8.84%     (6.05)%         6.77%

Class C return before taxes*                                 11.90%     (5.63)%         6.66%

Class R return before taxes                                  13.30%       N/A          10.57%

S&P 500(R) Index
 (reflects no deduction for fees, expenses or taxes)          4.91%      0.54%          9.07%

Russell 1000(R)Growth Index***
 (reflects no deduction for fees, expenses or taxes)          5.26%     (3.58)%         6.73%

The Fund's returns above are compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. You should remember that, unlike the Fund, the indexes are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  * Total returns assume redemption of shares at end of period. The ten-year returns for Class B shares reflect conversion to Class A shares after eight years. If shares were not redeemed, the returns for Class B would be 12.84%, -5.62% and 6.77% for the one-year, five-year and ten-year periods, respectively. If shares were not redeemed, returns for Class C would be 12.90%, -5.63% and 6.66% for the one-year, five-year and ten-year periods, respectively.

 ** Lifetime returns are shown if the Fund or Class existed for less than 10 years. The inception date for Class R shares was June 2, 2003. The S&P 500 Index and the Russell 1000 Growth Index returns are for the ten-year period. The S&P 500 Index and the Russell 1000 Growth Index report returns on a monthly basis. The S&P 500 Index and the Russell 1000 Growth Index returns for Class R's lifetime were 12.40% and 10.51%, respectively.

*** The Russell 1000 Growth Index is replacing the S&P 500 Index as the Fund's benchmark. The investment manager believes the composition of the Russell 1000 Growth Index better reflects the Fund's investments. The S&P 500 Index may be excluded from this comparison in the future.

WHAT ARE THE FUND'S FEES AND EXPENSES?
SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS                                                      A              B              C              R
----------------------------------------------      --------       --------       --------       --------
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price            5.75%          none           none           none

Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower          none(1)        4.00%(2)       1.00%(3)       none

Maximum sales charge (load) imposed on
 reinvested dividends                                   none           none           none           none

Redemption fees                                         none           none           none           none

Exchange fees                                           none           none           none           none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                         0.65%          0.65%          0.65%          0.65%

Distribution and service (12b-1) fees                   0.35%(4)       1.00%          1.00%          0.60%(4)

Other expenses                                          0.46%          0.46%          0.46%          0.46%

Total annual fund operating expenses                    1.46%          2.11%          2.11%          1.71%

Fee waivers and payments(5)                            (0.41)%        (0.36)%        (0.36)%        (0.46)%

Net Expenses                                            1.05%          1.75%          1.75%          1.25%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(6)                    A            B(7)               B(7)               C                  C               R
-------------      ----------      ----------      -------------      ----------      -------------      ----------
                                                   (if redeemed)                      (if redeemed)
1 year             $      676      $      178      $         578      $      178      $         278      $      127

3 years            $      972      $      626      $         901      $      626      $         626      $      494

5 years            $    1,290      $    1,101      $       1,326      $    1,101      $       1,101      $      885

10 years           $    2,188      $    2,247      $       2,247      $    2,413      $       2,413      $    1,981

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The Fund's distributor has contracted to limit the Class A and Class R shares' 12b-1 fee through February 28, 2007 to no more than 0.30% and 0.50%, respectively, of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through February 28, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

Delaware U.S. Growth Fund seeks long-term capital appreciation. We invest primarily in common stocks and, though we have the flexibility to invest in companies of all sizes, we generally focus on medium and large-size companies. Our goal is to own companies that we expect to grow faster than the U.S. economy. Using a bottom up approach, we look for companies that:

o have large end market potential, dominant business models and strong free cash flow generation;

o    demonstrate operational efficiencies;

o    have planned well for capital allocation; and

o    have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company's potential for free cash flow growth. Our disciplined, research-intensive selection process is designed to identify catalysts such as:

o    management changes;

o    new products;

o    structural changes in the economy; or

o    corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth. Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us. The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends as well.

                         SECURITIES                                                   HOW WE USE THEM
------------------------------------------------------------   ------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership   Generally, we invest 85% to 100% of the Fund's net assets in
in a corporation. Stockholders participate in the              common stock of companies that we think have appreciation
corporation's profits and losses proportionate to the number   potential. We may invest in companies of all sizes, but
of shares they own.                                            typically focus on medium and large size companies.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:           We may invest up to 20% of the Fund's net assets in
Securities of foreign entities issued directly or, in the      securities of foreign issuers. Such foreign securities may
case of American Depositary Receipts (ADRs), through a U.S.    be traded on a foreign exchange, or they may be in the form
bank. ADRs represent the bank's holdings of a stated number    of ADRs. Direct ownership of foreign securities will
of shares of a foreign corporation. An ADR entitles the        typically not be a significant part of our strategy. We may,
holder to all dividends and capital gains earned by the        however, own ADRs when we think they offer greater
underlying foreign shares. ADRs are typically bought and       appreciation potential than U.S. securities.
sold on U.S. securities exchanges in the same way as other
U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of         Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in   investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a    into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,      collateral of 102% of the repurchase price. The Fund will
plus an amount equal to an agreed upon interest rate.          only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to        collateral is comprised of U.S. government securities.
cash.

RESTRICTED SECURITIES: Privately placed securities whose       We may invest in privately placed securities, including
resale is restricted under U.S. securities laws.               those that are eligible for resale only among certain
                                                               institutional buyers without registration, commonly known as
                                                               "Rule 144A Securities." Restricted securities that are
                                                               determined to be illiquid may not exceed the Fund's 10%
                                                               limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not have a ready       We may invest up to 10% of the Fund's net assets in illiquid
market, and cannot be easily sold within seven days at         securities.
approximately the price at which a fund has valued them.

FIXED-INCOME SECURITIES: Securities that may include debt      We may invest up to 20% of the Fund's assets in debt
securities, bonds, convertible bonds, as well as,              securities and bonds. We may also invest up to 10% of this
non-investment grade fixed-income securities.                  portion in non-investment grade bonds if we believe that
                                                               doing so would help us to meet the Fund's objective. We may also invest in convertible bonds, preferred stocks and
                                                               convertible preferred stock, provided that these
                                                               investments, when aggregated with the Fund's investments in debt securities and bonds, do not exceed 35% of the Fund's assets.

                         SECURITIES                                                   HOW WE USE THEM
------------------------------------------------------------   ------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or       If we have stocks that have appreciated in price, we may
sell a security or group of securities at an agreed upon       want to protect those gains when we anticipate adverse
price at a future date. The purchaser of an option may or      conditions. We might use options or futures to neutralize
may not choose to go through with the transaction; the         the effect of any anticipated price declines, without
seller of an option must go through with the transaction.      selling the security. We may also use options or futures to gain exposure to a particular market segment without
Writing a call option on a security obligates the owner of     purchasing individual securities in that segment,
the security to sell it at an agreed upon price on an agreed   particularly if we had excess cash that we wanted to invest
upon date (usually no more than nine months in the future.)    quickly.
The owner of the security receives a premium payment from
the purchaser of the call, but if the security appreciates     We might use covered call options if we believe that doing
to a price greater than the agreed upon selling price, the     so would help the Fund to meet its investment objective.
fund would lose out on those gains. A call option written by
the Fund is "covered" if the Fund owns the security            Use of these strategies can increase the operating costs of
underlying the option or has an absolute and immediate right   the Fund and can lead to loss of principal.
to acquire that security without additional cash
consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

The Fund may also invest in other securities, including preferred stock and U.S. government securities. Please see the Statement of Additional Information (SAI) for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES
The Fund may lend up to one-third of its assets to qualified brokers, dealers and institutional investors for their use in their securities transactions. These transactions, may generate additional income for the Fund.

BORROWING FROM BANKS
The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

PORTFOLIO TURNOVER It is possible that the Fund's portfolio turnover rate will exceed 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. The turnover rate may also be affected by cash requirements from redemptions and purchases of fund shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, we may invest up to 100% of the Fund's assets in money market instruments when the manager determines that market conditions warrant. We may also hold a portion of the Fund's assets in cash for liquidity purposes. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

                           RISKS                                               HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------   ------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the          We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond         securities we believe can appreciate over an extended time
market --will decline in value because of economic             frame regardless of interim market fluctuations. We do not
conditions, future expectations or investor confidence.        try to predict overall market movements. Although we may
                                                               hold securities for any amount of time, we generally do not trade for short-term purposes.

                                                               We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

INDUSTRY AND SECURITY RISK: Industry risk is the risk that     We limit the amount of the Fund's assets invested in any one
the value of securities in a particular industry will          industry and in any individual security.
decline because of changing expectations for the performance of that industry.

Securities risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

FOREIGN RISK is the risk that foreign securities may be        We are permitted to invest up to 20% of the Fund's portfolio
adversely affected by political instability, changes in        in foreign securities. When we do purchase foreign
currency exchange rates, foreign economic conditions or        securities, they are generally ADRs, which are denominated
inadequate regulatory and accounting standards.                in U.S. dollars and traded on U.S. stock exchanges.

LIQUIDITY RISK is the possibility that securities cannot be    We limit exposure to illiquid securities to no more than 10%
readily sold within seven days at approximately the price      of the Fund's net assets.
that a fund has valued them.

CREDIT RISK is the possibility that a bond's issuer (or an     Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely    component of our strategy. However, when we do invest in
payments of interest and principal. Bonds rated below          fixed-income securities, we will not hold more than 10% of
investment grade are particularly subject to this risk.        net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.

FUTURES AND OPTIONS RISK is the possibility that a fund may    We may use options and futures to protect gains in the
experience a loss if it employs an options or futures          portfolio without actually selling a security. We may also
strategy related to a security or a market index and that      use options and futures to quickly invest excess cash so
security or index moves in the opposite direction from what    that the portfolio is generally fully invested.
the manager anticipated. Futures and options also involve
additional expenses, which could reduce any benefit or
increase any loss that a fund gains from using the strategy.

                           RISKS                                               HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------   ------------------------------------------------------------
PORTFOLIO TURNOVER RATES reflect the amount of securities      It is possible that the Fund's portfolio turnover rate will
that are replaced from the beginning of the year to the end    exceed 100%.
of the year by the Fund. The higher the amount of portfolio
activity, the higher the brokerage costs and other
transaction costs of the Fund are likely to be. The amount
of portfolio activity will also affect the amount of taxes
payable by the Fund's shareholders that are subject to
federal income tax, as well as the character (ordinary
income vs. capital gains) of such tax obligations.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.39% of the Fund's average daily net assets for the last fiscal year, after giving effect to waivers by the manager.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005.

PORTFOLIO MANAGERS
Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for Delaware U.S. Growth Fund. In making investment decisions for the Fund, Mr. Van Harte regularly consults with Christopher J. Bonavico, Daniel J. Prislin and Christopher M. Ericksen. Mssrs. Van Harte, Bonavico, Prislin and Ericksen joined Delaware Investments in April 2005.

JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

CHRISTOPHER M. ERICKSEN, Vice President/Portfolio Manager, joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth team, which is responsible for large-cap growth, all-cap growth and one mid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a Vice President at Goldman Sachs; during his ten years there he worked in investment banking as well as investment management. Mr. Erickson received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics and political science. He is a CFA charterholder.

The SAI for the Fund provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                        BOARD OF TRUSTEES
    INVESTMENT MANAGER                                                                         CUSTODIAN
Delaware Management Company                                  THE FUND                     JPMorgan Chase Bank
    2005 Market Street                                                                 4 Chase Metrotech Center
Philadelphia, PA 19103-7094                DISTRIBUTOR                                   Brooklyn, NY 11245
                                   Delaware Distributors, L.P.
    PORTFOLIO MANAGERS                 2005 Market Street                     SERVICE AGENT
 (see page 10 for details)         Philadelphia, PA 19103-7094       Delaware Service Company, Inc.
                                                                           2005 Market Street
                                FINANCIAL INTERMEDIARY WHOLESALER      Philadelphia, PA 19103-7094
                              Lincoln Financial Distributors, Inc.
                                       2001 Market Street
                                   Philadelphia, PA 19103-7055

                                                        FINANCIAL ADVISORS

                                                           SHAREHOLDERS

BOARD OF TRUSTEES
A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware U.S. Growth Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN
Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR
Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER
Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT
Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS
Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS
Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CLASS A

CHOOSING A SHARE CLASS

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.
o    If you invest $50,000 or more, your front-end sales charge will be reduced.
o You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.
o Class A shares are also subject to an annual 12b-1 fee no greater than 0.35% (currently, waived not to exceed 0.30%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares. See "Dealer compensation" below for further information.
o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.
o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

CLASS A SALES CHARGES
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary depending on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

                                             SALES CHARGE AS %                  SALES CHARGE AS %
       AMOUNT OF PURCHASE                   OF OFFERING PRICE               OF NET AMOUNT INVESTED
----------------------------------     ------------------------------    -----------------------------
        Less than $50,000                          5.75%                              6.54%
 $50,000 but less than $100,000                    4.75%                              5.41%
 $100,000 but less than $250,000                   3.75%                              4.31%
 $250,000 but less than $500,000                   2.50%                              3.00%
$500,000 but less than $1 million                  2.00%                              2.44%
       $1 million or more              None (Limited CDSC may apply)*    None (Limited CDSC may apply)*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges -- Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.35% (currently, waived not to exceed 0.30%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges - Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently, waived not to exceed 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers from plans that were previously maintained on Delaware's retirement record keeping system or maintained on BISYS's retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's SEP/IRA's, SAR/SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES - CLASS B AND CLASS C Contingent deferred sales charges are charged as a percentage of the dollar amount subject to the contingent deferred sales charge. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No contingent deferred sales charge will be imposed on increases in net asset value above the initial purchase price, nor will a contingent deferred sales charge be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION
Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                          CLASS A(1)       CLASS B(2)       CLASS C(3)       CLASS R(4)
-------------------------------------   ------------     -----------      ------------     ------------
COMMISSION (%)                                     -             4.00%            1.00%               -

Investment less than $50,000                    5.00%              -                 -                -

$50,000 but less than $100,000                  4.00%              -                 -                -

$100,000 but less than $250,000                 3.00%              -                 -                -

$250,000 but less than $500,000                 2.00%              -                 -                -

$500,000 but less than $1,000,000               1.60%              -                 -                -

$1,000,000 but less than $5,000,000             1.00%              -                 -                -

$5,000,000 but less than $25,000,000            0.50%              -                 -                -

$25,000,000 or more                             0.25%              -                 -                -

12B-1 FEE TO DEALER                             0.30%            0.25%            1.00%            0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.35% of the 12b-1 fee applicable to Class A shares, however, the Distributor has contracted to limit this amount to 0.30% through February 28, 2007.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through February 28, 2007. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although the current rate is 0.50%.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no up-front sales charge. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced initial sales charge.


                                                                                                 SHARE CLASS
                                                                    ----------------------------------------------------------------
PROGRAM                     HOW IT WORKS                                       A                      B                   C
--------------------------  --------------------------------------  ----------------------  --------------------  ------------------
Letter of Intent            Through a Letter of Intent you agree               X            Although the Letter of Intent and Rights
                            to invest a certain amount in Delaware                          of Accumulation do not apply to the
                            Investments Funds (except money market                          purchase of Class B and Class C shares,
                            funds with no sales charge) over a                              you can combine your purchase of Class A
                            13-month period to qualify for reduced                          shares with your purchase of Class B and
                            front-end sales charges.                                        Class C shares to fulfill your Letter of
                                                                                            Intent or qualify for Rights of
                                                                                            Accumulation.

Rights of Accumulation      You can combine your holdings or                   X
                            purchases of all funds in the Delaware
                            Investments family (except money
                            market funds with no sales charge) as
                            well as the holdings and purchases of
                            your spouse and children under 21 to
                            qualify for reduced front-end sales
                            charges.

Reinvestment of             Up to 12 months after you redeem        For Class A, you will   For Class B, your     Not available.
Redeemed Shares             shares, you can reinvest the proceeds   not have to pay an      account will be
                            without paying a sales charge as noted  additional front-end    credited with the
                            to the right.                           sales charge.           contingent deferred
                                                                                            sales charge you
                                                                                            previously paid on
                                                                                            the amount you are
                                                                                            reinvesting. Your
                                                                                            schedule for
                                                                                            contingent deferred
                                                                                            sales charges and
                                                                                            conversion to Class
                                                                                            A will not start
                                                                                            over again, it will
                                                                                            pick up from the
                                                                                            point at which you
                                                                                            redeemed your
                                                                                            shares.

SIMPLE IRA, SEP/IRA,        These investment plans may qualify for             X            There is no reduction in sales charges
SAR/SEP, Profit Sharing,    reduced sales charges by combining the                          for Class B or Class C shares for group
Pension, 401(k), SIMPLE     purchases of all members of the group.                          purchases by retirement plans.
401(k), 403(b)(7), and 457  Members of these groups may also
Retirement Plans            qualify to purchase shares without a
                            front-end sales charge and may qualify
                            for a waiver of any contingent
                            deferred sales charges on Class A
                            shares.

BUYING CLASS A SHARES AT NET ASSET VALUE
Class A shares of a Fund may be purchased at net asset value under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

o Shares purchased under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

o Purchases by (i) current and former officers, Trustees/Directors and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created; (ii) legal counsel to the funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments family may exchange into Class A shares of another Fund at net asset value.

o Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family.

o Purchases by certain officers, trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

o Purchases by financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund.

o Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

o Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

o Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

                                                                                            SHARE CLASS
                                                                         ------------------------------------------------
                               CATEGORY                                        A*                B                C
----------------------------------------------------------------------   --------------   --------------   --------------
Redemptions in accordance with a Systematic Withdrawal Plan, provided                            X                X
the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic
Withdrawal Plan was established or modified

Redemptions that result from the Fund's right to liquidate a                                     X                X
shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size

                                                                                            SHARE CLASS
                                                                         ------------------------------------------------
                               CATEGORY                                        A*                B                C
----------------------------------------------------------------------   --------------   --------------   --------------
Distributions to participants or beneficiaries from a retirement plan                     Not available.   Not available.
qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

Redemptions pursuant to the direction of a participant or beneficiary           X         Not available.   Not available.
of a retirement plan qualified under section 401(a) of the Code with respect to that retirement plan.

Periodic distributions from an individual retirement account (i.e.,                                               X
IRA, ROTH IRA, EDUCATION OR COVERDELL IRA, SIMPLE IRA, SAR/SEP or
SEP/IRA) or a qualified plan** (403(b)(7) plan, 457 Deferred
Compensation Plan, Profit Sharing Plan, Money Purchase Plan or 401(k)
Defined Contribution Plan) not subject to a penalty under Section
72(t)(2)(A) of the Internal Revenue Code ("IRC") or a hardship or unforeseen emergency provision in the qualified plan as described in
Tres. Reg. ss.1.401(k)-1(d)(2) and Section 457(d)(3) of the IRC.

Returns of Excess Contributions due to any regulatory limit from an             X                X                X
individual retirement account (i.e., IRA, ROTH IRA, EDUCATION OR
COVERDELL IRA, SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified plan
(403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan,
Money Purchase Plan or 401(k) Defined Contribution Plan).

Distributions by other employee benefit plans to pay benefits.                            Not available.   Not available.

Systematic withdrawals from a retirement account or qualified plan                               X                X
that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the IRC or a hardship or unforeseen emergency provision in the qualified plan** as described in Tres. Reg. ss.1.401(k)-1(d)(2) and
Section 457(d)(3) of the IRC. The systematic withdrawal may be pursuant to Delaware Investments funds' Systematic Withdrawal Plan or a systematic withdrawal permitted by the IRC.

Distributions from an account of a redemption resulting from the death                           X                X
or disability (as defined in Section 72(t)(2)(A) of the IRC) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to
Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Redemptions by certain legacy retirement assets that meet the                             Not available.          X
requirements set forth in the SAI.

Redemptions by the classes of shareholders who are permitted to                 X         Not available.   Not available.
purchase shares at net asset value, regardless of the size of the purchase. See "Buying Class A shares at Net Asset Value" above.

* The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.
** Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable contingent deferred sales charge or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investments family's Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A AUTOMATED TELEPHONE SERVICE]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum purchase is $250, and you can make additional investments of only $25 if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act, or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools, to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A AUTOMATED TELEPHONE SERVICE]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

If you have an account in the same Delaware Investments Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800-523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure internet environment at any time, from anywhere.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investment's Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited contingent deferred sales charge for Class A Shares and the contingent deferred sales charge for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments family or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends and capital gains, if any, are paid annually.The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Fund may accept investments from funds of funds, including those within the Delaware Investments family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                         CLASS A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           YEAR
                                                                                                                     ENDED 10/31
DELAWARE U.S. GROWTH FUND                                              2005         2004         2003         2002          2001
--------------------------------------------------------------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   10.620   $   10.840   $    9.260   $   11.800   $    19.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                               (0.020)      (0.064)      (0.039)      (0.058)       (0.045)

Net realized and unrealized gain (loss) on investments                2.100       (0.156)       1.619       (2.482)       (7.314)
                                                                 ----------   ----------   ----------   ----------   -----------

Total from investment operations                                      2.080       (0.220)       1.580       (2.540)       (7.359)
                                                                 ----------   ----------   ----------   ----------   -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                          -            -            -            -        (0.231)
                                                                 ----------   ----------   ----------   ----------   -----------

Total dividends and distributions                                         -            -            -            -        (0.231)
                                                                 ----------   ----------   ----------   ----------   -----------

NET ASSET VALUE, END OF PERIOD                                   $   12.700   $   10.620   $   10.840   $    9.260   $    11.800
                                                                 ==========   ==========   ==========   ==========   ===========

TOTAL RETURN(2)                                                       19.59%       (2.03)%      17.06%      (21.53)%      (38.36)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                          $   38,566   $   38,339   $   60,934   $   51,887   $    66,897

Ratio of expenses to average net assets                                1.15%        1.40%        1.40%        1.40%         1.46%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                               1.46%        2.15%        2.28%        1.88%         1.70%

Ratio of net investment loss to average net assets                    (0.17)%      (0.59)%      (0.40)%      (0.51)%       (0.30)%

Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly                   (0.48)%      (1.34)%      (1.28)%      (0.99)%       (0.54)%

Portfolio turnover                                                       65%         158%          77%         103%           70%

      HOW TO READ THE    NET INVESTMENT INCOME              NET REALIZED AND UNREALIZED GAIN (LOSS) ON
FINANCIAL  HIGHLIGHTS    (LOSS)                             INVESTMENTS                                      NET ASSET VALUE (NAV)
                         -----------------------------------------------------------------------------------------------------------
                         Net investment income (loss)       A realized gain occurs when we sell an           This is the value of a
                         includes dividend and interest     investment at a profit, while a realized loss    mutual fund share,
                         income earned from a fund's        occurs when we sell an investment at a loss.     calculated by dividing
                         investments; it is after           When an investment increases or decreases in     the net assets by the
                         expenses have been deducted.       value but we do not sell it, we record an        number of shares
                                                            unrealized gain or loss. The amount of           outstanding.
                                                            realized gain per share, if any, that we pay
                                                            to shareholders would be listed under "Less
                                                            dividends and distributions from: Net
                                                            realized gain on investments."


                                                                                                                         CLASS B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      YEAR ENDED
                                                                                                                           10/31
DELAWARE U.S. GROWTH FUND                                              2005         2004         2003         2002         2001
--------------------------------------------------------------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    9.690   $    9.950   $    8.560   $   10.990   $    18.200

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                               (0.091)      (0.132)      (0.100)      (0.131)       (0.138)

Net realized and unrealized gain (loss) on investments                1.901       (0.128)       1.490       (2.299)       (6.841)
                                                                 ----------   ----------   ----------   ----------   -----------

Total from investment operations                                      1.810       (0.260)       1.390       (2.430)       (6.979)
                                                                 ----------   ----------   ----------   ----------   -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                          -            -            -            -        (0.231)
                                                                 ----------   ----------   ----------   ----------   -----------

Total dividends and distributions                                         -            -            -            -        (0.231)
                                                                 ----------   ----------   ----------   ----------   -----------

NET ASSET VALUE, END OF PERIOD                                   $   11.500   $    9.690   $    9.950   $    8.560   $    10.990
                                                                 ==========   ==========   ==========   ==========   ===========

TOTAL RETURN(2)                                                       18.68%       (2.61)%      16.24%      (22.11)%      (38.79)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                          $   28,431   $   30,686   $   39,613   $   40,196   $    62,658

Ratio of expenses to average net assets                                1.85%        2.10%        2.10%        2.10%         2.16%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                               2.11%        2.80%        2.94%        2.58%         2.40%

Ratio of net investment loss to average net assets                    (0.87)%      (1.29)%      (1.10)%      (1.21)%       (1.00)%

Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly                   (1.13)%      (1.99)%      (1.94)%      (1.69)%       (1.24)%

Portfolio turnover                                                       65%         158%          77%         103%           70%

                                                                               RATIO OF NET INVESTMENT
                                                    RATIO OF EXPENSES TO       INCOME (LOSS) TO
TOTAL RETURN              NET ASSETS                AVERAGE NET ASSETS         AVERAGE NET ASSETS         PORTFOLIO TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
This represents the       Net assets represent      The expense ratio is       We determine this ratio    This figure tells you
rate that an investor     the total value of all    the percentage of net      by dividing net            the amount of trading
would have earned or      the assets in a fund's    assets that a fund pays    investment income          activity in a fund's
lost on an investment     portfolio, less any       annually for operating     (loss) by average net      portfolio. A turnover
in a fund. In             liabilities, that are     expenses and management    assets.                    rate of 100% would
calculating this figure   attributable to that      fees. These expenses                                  occur if, for example,
for the financial         class of the fund.        include accounting and                                a fund bought and sold
highlights table, we                                administration                                        all of the securities
include applicable fee                              expenses, services for                                in its portfolio once
waivers, exclude                                    shareholders, and                                     in the course of a year
front-end and                                       similar expenses.                                     or frequently traded a
contingent deferred                                                                                       single security. A high
sales charges, and                                                                                        rate of portfolio
assume the shareholder                                                                                    turnover in any year
has reinvested all                                                                                        may increase brokerage
dividends and realized                                                                                    commissions paid and
gains.                                                                                                    could generate taxes
                                                                                                          for shareholders on
                                                                                                          realized investment
                                                                                                          gains.


                                                                                                                         CLASS C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      YEAR ENDED
                                                                                                                           10/31
DELAWARE U.S. GROWTH FUND                                              2005         2004         2003         2002          2001
--------------------------------------------------------------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   10.500   $   10.790   $    9.280   $   11.910   $    19.700

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                               (0.099)      (0.140)      (0.108)      (0.139)       (0.148)

Net realized and unrealized gain (loss) on investments                2.059       (0.150)       1.618       (2.491)       (7.411)
                                                                 ----------   ----------   ----------   ----------   -----------

Total from investment operations                                      1.960       (0.290)       1.510       (2.630)       (7.559)
                                                                 ----------   ----------   ----------   ----------   -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                          -            -            -            -        (0.231)
                                                                 ----------   ----------   ----------   ----------   -----------

Total dividends and distributions                                         -            -            -            -        (0.231)
                                                                 ----------   ----------   ----------   ----------   -----------

NET ASSET VALUE, END OF PERIOD                                   $   12.460   $   10.500   $   10.790   $    9.280   $    11.910
                                                                 ==========   ==========   ==========   ==========   ===========

TOTAL RETURN(2)                                                       18.67%       (2.69)%      16.27%      (22.08)%      (38.78)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                          $    9,327   $    8,387   $   10,684   $   10,792   $    14,959

Ratio of expenses to average net assets                                1.85%        2.10%        2.10%        2.10%         2.16%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                               2.11%        2.80%        2.94%        2.58%         2.40%

Ratio of net investment loss to average net assets                    (0.87)%      (1.29)%      (1.10)%      (1.21)%       (1.00)%

Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly                   (1.13)%      (1.99)%      (1.94)%      (1.69)%       (1.24)%

Portfolio turnover                                                       65%         158%          77%         103%           70%

                                                                                              CLASS R
-----------------------------------------------------------------------------------------------------
                                                                                    YEAR
                                                                                   ENDED    6/2/03(3)
                                                                                   10/31      THROUGH
Delaware U.S. Growth Fund                                              2005         2004     10/31/03
--------------------------------------------------------------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   10.590   $   10.830   $   10.120

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                               (0.051)      (0.097)      (0.033)

Net realized and unrealized gain (loss) on investments                2.081       (0.143)       0.743
                                                                 ----------   ----------   ----------

Total from investment operations                                      2.030       (0.240)       0.710
                                                                 ----------   ----------   ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                          -            -            -
                                                                 ----------   ----------   ----------

Total dividends and distributions                                         -            -            -
                                                                 ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD                                   $   12.620   $   10.590   $   10.830
                                                                 ==========   ==========   ==========

TOTAL RETURN(2)                                                       19.17%       (2.22)%       7.02%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                          $      354   $      245   $      189

Ratio of expenses to average net assets                                1.42%        1.70%        1.70%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                               1.71%        2.40%        2.71%

Ratio of net investment loss to average net assets                    (0.44)%      (0.89)%      (0.76)%

Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly                   (0.73)%      (1.59)%      (1.77)%

Portfolio turnover                                                       65%         158%          77%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(3) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 1000(R) GROWTH INDEX
Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

S&P 500(R) INDEX
An unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE
A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document that provides more detailed information about a fund's organization, management investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

DELAWARE
INVESTMENTS(R)
-----------------------------------
A MEMBER OF LINCOLN FINANCIAL GROUP



CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o   For fund information, literature, price, yield and performance figures.
o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE U.S.GROWTH FUND SYMBOLS

                CUSIP         Nasdaq
              ---------       ------
Class A       245917505        DUGAX
Class B       245917604        DEUBX
Class C       245917703        DEUCX
Class R       245917711        DEURX

Registrant's Investment Company Act file number: 811-7972

PR-101 [9/05] IVES 3/06

GROWTH-EQUITY

PROSPECTUS    FEBRUARY 28, 2006
--------------------------------------------------------------------------------
              DELAWARE U.S. GROWTH FUND
              INSTITUTIONAL CLASS









THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

TABLE OF CONTENTS

FUND PROFILE                                         PAGE  2
Delaware U.S Growth Fund                                   2

HOW WE MANAGE THE FUND                               PAGE  5
Our investment strategies                                  5
The securities we typically invest in                      6
The risks of investing in the Fund                         8
Disclosure of portfolio holdings information               9

WHO MANAGES THE FUND                                 PAGE 10
Investment manager                                        10
Portfolio managers                                        10
Who's who?                                                11

ABOUT YOUR ACCOUNT                                   PAGE 12
Investing in the Fund                                     12
How to buy shares                                         13
Fair valuation                                            14
How to redeem shares                                      15
Account minimum                                           16
Frequent trading of Fund shares                           16
Dividends, distributions and taxes                        18
Certain management considerations                         19
Manager of mangers structure                              19

FINANCIAL HIGHLIGHTS                                 PAGE 20

GLOSSARY                                             PAGE 22

ADDITIONAL INFORMATION                               PAGE 25

PROFILE: DELAWARE U.S. GROWTH FUND

WHAT IS THE FUND'S GOAL?
Delaware U.S. Growth Fund seeks long-term capital appreciation by investing in equity securities of companies we believe have the potential for sustainable free cash flow growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in common stocks. The Fund invests primarily in companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Using a bottom up approach, we seek to select securities we believe have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock. Whether companies provide dividend income and the amount of income they provide will not be a primary factor in the fund's selection decisions. We may sell a security if we no longer believe that security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. We may also invest up to 20% of the Fund's assets in debt securities and bonds. In addition, we may invest in convertible bonds, preferred stocks and convertible preferred stocks, provided that these investments, when aggregated with the Fund's debt securities and bonds, do not exceed 35% of the Fund's assets.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND

o    Investors with Long-term financial goals.

o    Investors seeking capital growth potential.

o Investors seeking a fund that can be a complement to income-producing or value-oriented investments.

WHO SHOULD NOT INVEST IN THE FUND

o    Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short-term.

o    Investors whose primary goal is to receive current income.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class have varied over the past ten calendar years, as well as the average annual returns of the Institutional Shares for one-year, five-year and ten-year periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

  1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   19.94%     31.36%     29.89%     40.77%     -7.35%    -24.09%    -28.81%     23.60%      3.41%     13.93%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 30.66% for the quarter ended December 31, 1999 and its lowest quarterly return was -20.96% for the quarter ended March 31, 2001.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                               1 YEAR      5 YEARS    10 YEARS
                                                              --------    --------    --------
Return before taxes                                              13.93%      (4.68)%      7.70%

Return after taxes on distributions                              13.93%      (4.68)%      5.94%
    and sale of Fund shares                                       9.06%      (3.92)%      5.73%

S&P 500(R) Index
   (reflects no deduction for fees, expenses or taxes)            4.91%       0.54%       9.07%

Russell 1000(R) Growth Index*
   (reflects no deduction for fees, expenses or taxes)            5.26%      (3.58)%      6.73%

The Fund's returns above are compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. You should remember that, unlike the Fund, the indexes are unmanaged and do not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* The Russell 1000 Growth Index is replacing the S&P 500 Index as the Fund's benchmark. The investment manager believes the composition of the Russell 1000 Index better reflects the Fund's investments. The S&P 500 Index may be excluded from this comparison in the future.

WHAT ARE THE FUND'S FEES AND EXPENSES?
YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                       none

Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
  price or redemption price, whichever is lower                    none

Maximum sales charge (load) imposed on
 reinvested dividends                                              none

Redemption fees                                                    none

Exchange fees                                                      none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                                    0.65%

Distribution and service (12b-1) fees                              none

Other expenses                                                     0.46%

Total operating expenses                                           1.11%

Fee waivers and payments(1)                                       (0.36)%

Net expenses                                                       0.75%


THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                         $     77

3 years                                                        $    317

5 years                                                        $    577

10 years                                                       $  1,319

(1) The investment manager has contracted to waive fees and pay expenses through February 28, 2007 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.

(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

Delaware U.S. Growth Fund seeks long-term capital appreciation. We invest primarily in common stocks and, though we have the flexibility to invest in companies of all sizes, we generally focus on medium and large-size companies. Our goal is to own companies that we expect to grow faster than the U.S. economy. Using a bottom up approach, we look for companies that:

o have large-end market potential, dominant business models and strong free cash flow generation;

o    demonstrate operational efficiencies:

o    have planned well for capital allocation; and

o    have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company's potential for free cash flow growth. Our disciplined, research-intensive selection process is designed to identify catalysts such as:

o    management changes;

o    new products;

o    structural changes in the economy; or

o    corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth. Because our objective is capital appreciation, the amount of dividend income that stock provides is only an incidental consideration for us.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders at least 60 days before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends as well.

                   SECURITIES                                      HOW WE USE THEM
------------------------------------------------   -------------------------------------------------
COMMON STOCKS: Securities that represent shares    Generally, we invest 85% to 100% of the Fund's
of ownership in a corporation. Stockholders        net assets in common stock of companies that we
participate in the corporation's profits and       think have appreciation potential. We may invest
losses proportionate to the number of shares       in companies of all sizes, but typically focus
they own.                                          on medium and large-size companies.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY         We may invest up to 20% of the Fund's net assets
RECEIPTS: Securities of foreign entities issued    in securities of foreign issuers. Such foreign
directly or, in the case of American Depositary    securities may be traded on a foreign exchange,
Receipts (ADRs), through a U.S. bank. ADRs         or they may be in the form of ADRs. Direct
represent the bank's holdings of a stated number   ownership of foreign securities will typically
of shares of a foreign corporation. An ADR         not be a significant part of our strategy. We
entitles the holder to all dividends and capital   may, however, own ADRs when we think they offer
gains earned by the underlying foreign shares.     greater appreciation potential than U.S.
ADRs are typically bought and sold on U.S.         securities.
securities exchanges in the same way as other
U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a      Typically, we use repurchase agreements as a
buyer of securities, such as the Fund, and a       short-term investment for the Fund's cash
seller of securities, in which the seller agrees   position. In order to enter into these
to buy the securities back within a specified      repurchase agreements, the Fund must have
time at the same price the buyer paid for them,    collateral of 102% of the repurchase price. The
plus an amount equal to an agreed upon interest    Fund will only enter into repurchase agreements
rate. Repurchase agreements are often viewed as    in which the collateral is comprised of U.S.
equivalent to cash.                                government securities.

Restricted securities: Privately placed            We may invest in privately placed securities,
securities whose resale is restricted under U.S.   including those that are eligible for resale
securities laws.                                   only among certain institutional buyers without
                                                   registration, commonly known as "Rule 144A
                                                   Securities." Restricted securities that are
                                                   determined to be illiquid may not exceed the
                                                   Fund's 10% limit on illiquid securities, which
                                                   is described below.

ILLIQUID SECURITIES: Securities that do not have   We may invest up to 10% of the Fund's net assets
a ready market, and cannot be easily sold within   in illiquid securities.
seven days at approximately the price at which a
fund has valued them.

FIXED-INCOME SECURITIES: Securities that may       We may invest up to 20% of the Fund's assets in
include debt securities, bonds, convertible        debt securities and bonds. We may also invest up
bonds, as well as, non-investment grade            to 10% of this portion in non-investment grade
fixed-income securities.                           bonds if we believe that doing so would help us
                                                   to meet the Fund's objective. We may also invest
                                                   in convertible bonds, preferred stocks and
                                                   convertible preferred stock, provided that these
                                                   investments, when aggregated with the Fund's
                                                   investments in debt securities and bonds, do not
                                                   exceed 35% of the Fund's assets.

                   SECURITIES                                      HOW WE USE THEM
------------------------------------------------   -------------------------------------------------
OPTIONS AND FUTURES: Options represent a right     If we have stocks that have appreciated in
to buy or sell a security or group of securities   price, we may want to protect those gains when
at an agreed upon price at a future date. The      we anticipate adverse conditions. We might use
purchaser of an option may or may not choose to    options or futures to neutralize the effect of
go through with the transaction; the seller of     any anticipated price declines, without selling
an option must go through with the transaction.    the security. We may also use options or futures
                                                   to gain exposure to a particular market segment
Writing a call option on a security obligates      without purchasing individual securities in that
the owner of the security to sell it for at an     segment, particularly if we had excess cash that
agreed upon price on an agreed upon date           we wanted to invest quickly.
(usually no more than nine months in the
future). The writer of the call option receives    We might use covered call options if we believe
a premium payment from the purchaser of the        that doing so would help the Fund meet its
call, but if the security appreciates to a price   investment objective.
greater than the agreed upon selling price, the
Fund would lose out on those gains. A call         Use of these strategies can increase the
option written by the Fund is "covered" if the     operating costs of the Fund and can lead to loss
Fund owns the security underlying the option or    of principal.
has an absolute and immediate right to acquire
that security without additional cash
consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

The Fund may also invest in other securities, including preferred stock and U.S. government securities. Please see the Statement of Additional Information (SAI) for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES
The Fund may lend up to one-third of its assets to qualified brokers, dealers and institutional investors for their use in their securities transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS
The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

PORTFOLIO TURNOVER
It is possible that the Fund's portfolio turnover rate will exceed 100%. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. The turnover rate may also be affected by cash requirements from redemptions and purchases of fund shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, we may invest up to 100% of the Fund's assets in money market instruments when the manager determines that market conditions warrant. We may also hold a portion of the Fund's assets in cash for liquidity purposes. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

                     RISKS                                   HOW WE STRIVE TO MANAGE THEM
------------------------------------------------   -------------------------------------------------
MARKET RISK: is the risk that all or a majority    We maintain a long-term investment approach and
of the securities in a certain market--like the    focus on securities we believe can appreciate
stock or bond market--will decline in value        over an extended time frame regardless of
because of factors such as economic conditions,    interim market fluctuations. We do not try to
future expectations or investor confidence.        predict overall market movements. Although we
                                                   may hold securities for any amount of time, we
                                                   generally do not trade for short-term purposes.

                                                   We may hold a substantial part of the Fund's
                                                   assets in cash or cash equivalents as a
                                                   temporary, defensive strategy.

INDUSTRY AND SECURITY RISK: Industry risk is the   We limit the amount of the Fund's assets
risk that the value of securities in a             invested in any one industry and in any
particular industry will decline because of        individual security.
changing expectations for the performance of
that industry.

Securities risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

FOREIGN RISK is the risk that foreign securities   We are permitted to invest up to 20% of the
may be adversely affected by political             Fund's portfolio in foreign securities. When we
instability, changes in currency exchange rates,   do purchase foreign securities they are
foreign economic conditions or inadequate          generally ADRs, which are denominated in U.S.
regulatory and accounting standards.               dollars and traded on U.S. stock exchanges.

LIQUIDITY RISK is the possibility that             We limit exposure to illiquid securities to no
securities cannot be readily sold within seven     more than 10% of the Fund's net assets.
days at approximately the price that a fund has
valued them.

CREDIT RISK is the possibility that a bond's       Fixed-income securities are not typically a
issuer (or an entity that insures the bond) will   significant component of our strategy. However,
be unable to make timely payments of interest      when we do invest in fixed-income securities, we
and principal. Bonds rated below investment        will not hold more than 10% of aggregate net
grade are particularly subject to this risk.       assets in high-yield, non-investment grade
                                                   bonds. This limitation, combined with our
                                                   careful, credit-oriented bond selection and our
                                                   commitment to hold a diversified selection of
                                                   high-yield bonds are designed to manage this
                                                   risk.

FUTURES AND OPTIONS RISK is the possibility that   We may use options and futures to protect gains
a fund may experience a loss if it employs an      in the portfolio without actually selling a
options or futures strategy related to a           security. We may also use options and futures to
security or a market index and that security or    quickly invest excess cash so that the portfolio
index moves in the opposite direction from what    is generally fully invested.
the manager anticipated. Futures and options
also involve additional expenses, which could
reduce any benefit or increase any loss that a
fund gains from using the strategy.

------------------------------------------------   -------------------------------------------------
PORTFOLIO TURNOVER RATES reflect the amount of     It is possible that the Fund's portfolio
securities that are replaced from the beginning    turnover rate will exceed 100%.
of the year to the end of the year by the Fund.
The higher the amount of portfolio activity, the
higher the brokerage costs and other transaction
costs of the Fund are likely to be. The amount
of portfolio activity will also affect the
amount of taxes payable by the Fund's
shareholders that are subject to federal income
tax, as well as the character (ordinary income
vs. capital gains) of such tax obligations.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.39% of the Fund's average daily net assets for the last fiscal year, after giving effect to waivers by the manager.

A discussion of the basis for the Board of Trustees' approval of the Fund's investments advisory contract is available in the Fund's annual reports to shareholders for the fiscal year ended October 31, 2005.

PORTFOLIO MANAGERS
Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for Delaware U.S. Growth Fund. In making investment decisions for the Fund, Mr. Van Harte regularly consults with Christopher J. Bonavico, Daniel J. Prislin and Christopher M. Ericksen. Mssrs. Van Harte, Bonavico, Prislin and Ericksen joined Delaware Investments in April 2005.

JEFFREY S. VAN HARTE, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

CHRISTOPHER J. BONAVICO, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

DANIEL J. PRISLIN, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

CHRISTOPHER M. ERICKSEN, Vice President/Portfolio Manager, joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth team, which is responsible for large-cap growth, all-cap growth and one mid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs; during his ten years there he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics and political science. He is a CFA charterholder.

The SAI for the Fund provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                BOARD OF TRUSTEES

    INVESTMENT MANAGER                                                                         CUSTODIAN
Delaware Management Company                         THE FUND                              JPMorgan Chase Bank
    2005 Market Street                                                                 4 Chase Metrotech Center
Philadelphia, PA 19103-7094               DISTRIBUTOR                                     Brooklyn, NY 11245
                                  Delaware Distributors, L.P.
    PORTFOLIO MANAGERS                2005 Market Street                     SERVICE AGENT
 (see page 10 for details)        Philadelphia, PA 19103-7094        Delaware Service Company, Inc.
                                                                           2005 Market Street
                               FINANCIAL INTERMEDIARY WHOLESALER       Philadelphia, PA 19103-7094
                             Lincoln Financial Distributors, Inc.
                                      2001 Market Street
                                  Philadelphia, PA 19103-7055

                                                  SHAREHOLDERS

BOARD OF TRUSTEES
A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware U.S. Growth Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER
An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS
Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN
Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets. Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER
Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT
Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS
Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services;

o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares; or

o until April 1, 2006, investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high net worth investors and does not carry a sales charge or Rule 12b-1 fee) of another fund that was managed by investment professionals who are currently portfolio managers at Delaware Management Company.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.

If you have an account in the same Delaware Investments Fund as another member of your household, we are sending your household one copy of the Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800-523-1918 or your financial advisor. We will begin sending you individual copies of these documents thirty days after receiving your request.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments family.

The following limitation on exchange applies only to those investors who were formerly shareholders of "I" shares (or a similar class of shares that is limited to certain institutional or high-net worth investors and not carry a sales charge or Rule 12b-1 fee) of another that was managed by investment professionals who are currently portfolio managers at Delaware Management Company. Until April 1, 2006, investors may exchange all or part of their institutional shares of U.S. Growth Fund only for shares of the same class in another Delaware Investments Fund that are specifically available for purchase by these investors as stated in the Fund's prospectus.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends and capital gains, if any, are paid annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Fund may accept investments from funds of funds, including those within the Delaware Investments family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE

At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 510-4015

                                                                                                        INSTITUTIONAL CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Year ended
                                                                                                                             10/31
DELAWARE U.S. GROWTH FUND                                             2005          2004          2003          2002          2001
-----------------------------------------------------------   ------------   -----------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $     11.080   $    11.270   $     9.600   $    12.190   $    19.970

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(1)                                      0.015        (0.031)       (0.010)       (0.024)           --

Net realized and unrealized gain (loss) on investments               2.185        (0.159)        1.680        (2.566)       (7.549)
                                                              ------------   -----------   -----------   -----------   -----------

Total from investment operations                                     2.200        (0.190)        1.670        (2.590)       (7.549)
                                                              ------------   -----------   -----------   -----------   -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                                        --            --            --            --        (0.231)
                                                              ------------   -----------   -----------   -----------   -----------

Total dividends and distributions                                       --            --            --            --        (0.231)
                                                              ------------   -----------   -----------   -----------   -----------

NET ASSET VALUE, END OF PERIOD                                $     13.280   $    11,080   $    11,270   $     9.600   $    12,190
                                                              ============   ===========   ===========   ===========   ===========

TOTAL RETURN(2)                                                      19.86%        (1.69)%       17.40%       (21.25)%      (38.20)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                       $    274,424   $     2,666   $    27,420   $    30,575   $    42,302

Ratio of expenses to average net assets                               0.85%         1.10%         1.10%         1.10%         1.16%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                              1.11%         1.80%         1.94%         1.58%         1.40%

Ratio of net investment income (loss) to average net assets           0.13%        (0.29)%       (0.10)%       (0.21)%        0.00%

Ratio of net investment loss to average net assets prior to
 expense limitation and expenses paid indirectly                     (0.13)%       (0.99)%       (0.94)%       (0.69)%       (0.24)%
Portfolio turnover                                                      65%          158%           77%          103%           70%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-From net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Fitch, Inc. (Fitch).

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

RUSSELL 1000(R) GROWTH INDEX
Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

S&P 500(R) Index
An unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

DELAWARE
INVESTMENTS(R)
-----------------------------------
A MEMBER OF LINCOLN FINANCIAL GROUP


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com
E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE U.S. GROWTH FUND SYMBOLS

                         Cusip      Nasdaq
                      ----------    ------
Institutional Class    245917802     DEUIX

Investment Company Act file number: 811-7972